As filed with the Securities and Exchange Commission on September 22, 2025

Securities Act File No. 333-[ ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

COLUMBIA ETF TRUST I

(Exact Name of Registrant as Specified in Charter)

290 Congress Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 345-6611

Michael G. Clarke c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, Massachusetts 02210	Ryan C. Larrenaga, Esq. c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, Massachusetts 02210

(Name and Address of Agents for Service)

TITLE OF SECURITIES BEING REGISTERED:

Shares of Beneficial Interest, no par value, of Columbia Core Bond ETF and Columbia Large Cap Growth ETF, each a series of the Registrant.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on October 22, 2025, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

COLUMBIA FUNDS SERIES TRUST I

Columbia Bond Fund

COLUMBIA FUNDS SERIES TRUST II

Columbia Integrated Large Cap Growth Fund

290 Congress Street

Boston, MA 02210

1-800-345-6611

www.columbiathreadneedleus.com

October 22, 2025

Dear Shareholder:

I am writing to inform you about a transaction that will affect your investment in one or both of Columbia Bond Fund and Columbia Integrated Large Cap Growth Fund (each, a “Target Fund” and collectively, the “Target Funds”).

You are receiving this combined Information Statement and Prospectus (the “Combined Information Statement/Prospectus”) because you own shares in a Target Fund. Columbia Bond Fund is a series of Columbia Funds Series Trust I (“CFST I”) and Columbia Integrated Large Cap Growth Fund is a series of Columbia Funds Series Trust II (“CFST II”). Both Target Funds are managed by Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”). We are pleased to inform you of the planned conversion of each Target Fund, each of which is a mutual fund, into an exchange-traded fund (“ETF”) through the merger of the Target Fund with and into a corresponding newly-organized ETF, each of which will also be managed by Columbia Threadneedle.

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”), each Target Fund will be reorganized with and into the corresponding acquiring fund, as indicated below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), each a newly created ETF that is a series of Columbia ETF Trust I, a Massachusetts business trust (“ETF Trust”), that has the same investment objective and substantially similar investment policies, the same portfolio management teams, and the same investment strategies as the relevant Target Fund (each, a “Reorganization”, and together, the “Reorganizations”).

Target Fund		Acquiring Fund
Columbia Bond Fund	g	Columbia Core Bond ETF

Columbia Integrated Large Cap Growth Fund	g	Columbia Large Cap Growth ETF

The Agreement, which is by and among CFST I and CFST II, on behalf of the applicable Target Fund, ETF Trust, on behalf of the Acquiring Funds, and Columbia Threadneedle (solely with respect to Sections 5.3, 7.3, 10.2 and 13.2), provides for: (i) the acquisition of the assets and assumption of the liabilities and obligations of each Target Fund by the corresponding Acquiring Fund in exchange for shares of such Acquiring Fund (“Acquisition Shares”) of equal value to the net assets of the applicable Target Fund being acquired (less the value of any cash delivered to the Target Fund for distribution to Target Fund shareholders in lieu of any fractional shares of the Acquiring Fund that would have otherwise been distributable to such shareholders); (ii) the pro rata distribution of such shares to the shareholders of the applicable Target Fund with cash distributed in lieu of fractional Acquisition Shares, and (iii) the complete liquidation and dissolution of each Target Fund, all upon the terms and conditions set forth in the Agreement. The Agreement has been filed as an exhibit to each Acquiring Fund’s Registration Statement on Form N-14 of which the Combined Information Statement/Prospectus is a part.

In connection with the Reorganizations, shareholders will receive ETF shares of the corresponding Acquiring Fund equal in value to their investment in the Target Fund (less the value of cash to be distributed to such shareholders in lieu of fractional shares of the Acquiring Fund). As discussed further below, some shareholders may need to take additional action in order to buy and sell shares of an Acquiring Fund received in connection with the Reorganizations. However, a Reorganization will not dilute the value of your investment. Cash payments received in lieu of fractional Acquisition Shares (because the Acquiring Funds do not issue fractional shares, as each trades in whole shares only) will be taxable for shareholders who hold fractional shares in a taxable account.

After careful consideration, the Board of Trustees of CFST I and CFST II has unanimously approved each Reorganization based on its determination that it is in the best interest of Target Fund shareholders. Expected benefits of each Reorganization include a lower net annual fund operating expense ratio for each Acquiring Fund when compared to the corresponding Target Fund and improved tax efficiency. Each Reorganization is currently expected to occur in the first quarter of 2026, though each Reorganization may be delayed.

Shareholder approval of each Reorganization is not required. The Combined Information Statement/Prospectus is for informational purposes only, and you do not need to do anything in response to receiving it except confirm whether you have a brokerage account that can accept shares of an ETF and to consider opening such an account, if you wish to transact in shares of an Acquiring Fund. We are not asking you for a proxy (i.e., for vote instructions), and you are requested not to send a proxy (provide voting instructions). Details regarding the terms of each Reorganization, including its potential benefits and costs to shareholders and information for shareholders who are not currently eligible to hold ETF shares, are discussed in the Combined Information Statement/Prospectus, which we urge you to review carefully. Please read this Combined Information Statement/Prospectus and keep it for future reference.

Sincerely,

[Signature]

Michael G. Clarke, President

Columbia Funds Series Trust I

Columbia Funds Series Trust II

COLUMBIA FUNDS SERIES TRUST I

Columbia Bond Fund

COLUMBIA FUNDS SERIES TRUST II

Columbia Integrated Large Cap Growth Fund

COMBINED INFORMATION STATEMENT/PROSPECTUS

October 22, 2025

Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”) has recommended, and the Boards of Trustees of Columbia Bond Fund and Columbia Integrated Large Cap Growth Fund (each, a “Target Fund” and collectively, the “Target Funds”) have approved, proposals to reorganize each of the Target Funds into another fund managed by Columbia Threadneedle (each, an “Acquiring Fund” and together, the “Acquiring Funds”). It is proposed that each Target Fund, which is currently operated as a mutual fund, will be converted into an exchange-traded fund (“ETF”) through a reorganization with and into the corresponding Acquiring Fund (each a “Reorganization” and collectively, the “Reorganizations”). Each Acquiring Fund is a newly organized series of Columbia ETF Trust I (“ETF Trust”) and currently has no assets or liabilities. Each Acquiring Fund was created specifically in connection with the applicable Reorganization for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the closing date of the Reorganization (the “Closing Date”). The Target Funds and Acquiring Funds are referred to collectively as the “Funds.” No shareholder approval is required to effect the Reorganizations, which are expected to be completed in the first quarter of 2026.

This is a brief overview of the Reorganization of your Target Fund. We encourage you to read the full text of the enclosed combined Information Statement/Prospectus (the “Combined Information Statement/Prospectus”) to obtain detailed information with respect to the Reorganization of your Target Fund. This Combined Information Statement/Prospectus was first mailed to shareholders of each Target Fund beginning on or about October 29, 2025.

SHAREHOLDER APPROVAL OF EACH REORGANIZATION IS NOT REQUIRED. THIS COMBINED INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CONFIRM WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF AND TO CONSIDER OPENING SUCH AN ACCOUNT, IF NEEDED. NO FUND IS ASKING YOU FOR A PROXY OR TO VOTE ON ANYTHING WITH RESPECT TO THE REORGANIZATIONS AND YOU ARE NOT BEING REQUESTED TO SEND A PROXY OR ANY VOTING INSTRUCTION TO THE FUNDS WITH RESPECT TO THE REORGANIZATIONS.

Shareholders of a Target Fund should know the options available to them with respect to the relevant Reorganization, including (i) maintaining current positions in Target Fund shares and receiving shares of the corresponding Acquiring Fund (“Acquisition Shares”) on the Closing Date; (ii) exchanging Target Fund shares for shares of another Columbia Threadneedle mutual fund prior to the Reorganization; and (iii) redeeming Target Fund shares prior to the Reorganization. Target Fund shareholders holding shares in a taxable account should also consider possible tax consequences of (ii) and (iii).

Importantly, in order to buy and sell shares of the Acquiring Fund received as a result of a Reorganization, you must hold your Target Fund shares through a brokerage account that can transact in shares of an ETF prior to a Reorganization. Some accounts may permit mutual fund investments only. Subject to limited exceptions (for example, with respect to any cash received in lieu of fractional Acquisition Shares), if your Target Fund shares are not held through a brokerage account that can transact in shares of an ETF at the time of a Reorganization, the Acquisition Shares you receive as a result of a Reorganization will be held by a stock transfer agent for your benefit until a brokerage account is identified into which the Acquisition Shares can be transferred. As planned, if Acquisition Shares held at the stock transfer agent are not transferred into a brokerage account within a year of the Closing Date of a Target Fund’s Reorganization, the stock transfer agent will liquidate the Acquisition Shares and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The liquidation of Acquisition Shares may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account.

Q: What information is included in the Combined Information Statement/Prospectus?

The enclosed Combined Information Statement/Prospectus provides information about the Reorganization of your Target Fund, and information about the ETF shares that you will receive as a result of the Reorganization. Although the Combined Information Statement/Prospectus includes information that you should review and keep for future reference, it is not a solicitation of a proxy from you. You are not being asked to vote on any matter in connection with the Reorganizations.

Q: What is a fund reorganization?

A fund reorganization involves one target fund transferring all of its assets to an acquiring fund in exchange for shares of such acquiring fund and the assumption by the acquiring fund of all liabilities and obligations of the target fund. Once completed, shareholders of the fund being reorganized (i.e., the target fund) will hold shares of the acquiring fund, and the target fund thereafter is typically dissolved, which will be the case for each Target Fund. A fund reorganization is a common mechanism to convert a mutual fund into an ETF, by reorganizing the mutual fund into an acquiring fund structured as an ETF.

Q: What funds will be involved in the Reorganizations?

The Combined Information Statement/Prospectus provides information about the Reorganization of the Target Funds into the Acquiring Funds, as set forth in the table below:

Target Fund		Acquiring Fund
Columbia Bond Fund	g	Columbia Core Bond ETF

Columbia Integrated Large Cap Growth Fund	g	Columbia Large Cap Growth ETF

Q: What actions do I need to take in connection with the Reorganization?

None – unless you hold Target Fund shares in an account that cannot transact in ETF shares. In order to buy and sell the shares of the Acquiring Fund you receive in a Reorganization, you would need to hold such shares in a brokerage account that can transact in ETF shares.

In accordance with the applicable Target Fund’s Agreement and Declaration of Trust and applicable state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”)), the Reorganization may be effected without the approval of shareholders of the Target Fund. Your Target Fund shares will automatically be converted into shares of the Acquiring Fund on the Closing Date of the Reorganization of the Target Fund with and into the corresponding Acquiring Fund. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate net asset value (the “NAV”) of the Acquisition Shares you receive with respect to a class of Target Fund shares in the applicable Reorganization will be equal to the aggregate NAV of the relevant class of shares you own in the Target Fund computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date (as defined below), less the value of any cash you receive in lieu of any fractional Acquisition Shares. If you sell your shares or are otherwise no longer a shareholder of the Target Fund as of the Closing Date of the Reorganization, this transaction will not impact you.

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It is important for you to determine whether you hold your Target Fund shares in the type of account that can accommodate the ETF shares that will be received in the applicable Reorganization. If you hold your shares of a Target Fund in an account directly with such Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investments in ETF shares if the applicable Reorganization is consummated and you wish to transact in shares of the Acquiring Fund. For more information see the section of the enclosed Combined Information Statement/Prospectus titled “Section A – The Reorganizations – Summary – Important Information for Target Fund Shareholders.”

Q: Why did Columbia Threadneedle propose the Reorganizations?

Columbia Threadneedle, the investment adviser for the Target Funds and Acquiring Funds, has recommended the Reorganizations because it believes that each Reorganization is in the best interests of shareholders of the applicable Target Fund. Columbia Threadneedle believes that reorganizing each Target Fund as an ETF through a Reorganization into the corresponding Acquiring Fund may offer operational advantages, including lower overall operating expenses, potentially more efficient portfolio management, and more flexible trading of shares of the Acquiring Fund (i.e. the ability of shareholders to buy or sell shares at current market prices throughout the trading hours of NYSE Arca, the exchange upon which shares of each Acquiring Fund are listed and trade). For more information, please see “What are some features of ETFs that differ from mutual funds?” below. Following the Reorganizations, shareholders of each Acquiring Fund would be invested in a fund with a lower net annual fund operating expense ratio. Please refer to “Section A – The Reorganizations – Summary – Fees and Expenses” and “Section A – The Reorganizations – Synopsis – Comparison of Management of the Funds” with respect to each Reorganization in the enclosed Combined Information Statement/Prospectus for a detailed discussion of each Reorganization’s expected impact on management fee rates and total and net annual fund expense ratios. Each Acquiring Fund will have the same investment objective, investment strategies, policies, and restrictions, and will be managed by the same portfolio management team, as the corresponding Target Fund. In addition, each Acquiring Fund will be able to retain the performance track record of the corresponding Target Fund.

Q: What will happen if the Reorganizations occur?

If the closing conditions of the applicable Reorganization under the Agreement are satisfied or waived, then shareholders of that Target Fund will become shareholders of the corresponding Acquiring Fund in the first quarter of 2026 and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive shares of the corresponding Acquiring Fund with an equivalent aggregate NAV of their holdings in the relevant class of the Target Fund (less the value of cash to be distributed to such shareholders in lieu of fractional Acquisition Shares).

In particular, the Agreement provides that (1) the assets of each Target Fund will be acquired by the corresponding Acquiring Fund and the liabilities and obligations of each Target Fund will be assumed by the corresponding Acquiring Fund in exchange for Acquisition Shares of equal value to the net assets attributable to each class of the Target Fund being acquired, with cash to be delivered to the Target Fund in lieu of fractional Acquisition Shares that would otherwise be distributed to shareholders of the Target Fund; and (2) the Acquisition Shares received by the applicable Target Fund in the exchange will then be distributed pro rata to shareholders of that Target Fund, with the cash equivalent to the value of any fractional Acquisition Shares due to shareholders being delivered to such shareholders. After the Acquisition Shares are distributed to the applicable Target Fund’s shareholders, that Target Fund will be liquidated.

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Q:  What are some features of ETFs that differ from mutual funds?

The following are some unique features of ETFs that differ from mutual funds:

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Sales of ETF Shares on an Exchange throughout the Business Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the business day of an exchange upon which shares of an ETF list and trade, buying and selling ETF shares at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day in the case of a mutual fund. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision during and throughout the exchange’s business day by contacting the shareholder’s broker to execute the trade. The market price per share of the ETF may be higher or lower than the then-current net asset value per share of the ETF and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

◾

Sales only through a Broker. While a mutual fund’s shares may be directly purchased or redeemed from the fund at NAV, individual shares of ETFs, like the Acquiring Funds, may only be purchased and sold on a stock exchange through a financial intermediary, such as a broker, at market prices, which can change throughout a market trading day. Shares of an Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in large blocks of shares (“Creation Units”), and only an authorized participant (“Authorized Participant”) may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of an Acquiring Fund may be purchased and sold through a financial intermediary at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (“NTF”) on many platforms. In addition, a shareholder of an ETF, such as each Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV per share, shares of an ETF may trade at a price less than (discount) or greater than (premium) the then-current net asset value per share of an Acquiring Fund. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities or other assets held by the ETF, economic conditions and other factors.

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Tax Efficiency. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, many ETFs create and redeem their shares in kind. ETFs typically do not recognize capital gains on in-kind distributions in redemption of their shares, which enables them to distribute appreciated securities to redeeming shareholders without recognizing gain on those securities. Thus, an ETF’s in-kind redemptions generally do not result in taxable distributions for its non-redeeming shareholders. Instead, non-redeeming ETF shareholders in an ETF that creates and redeems its shares in kind may recognize capital gains with respect to their ETF shares when they sell their ETF shares in the market on an exchange. The Acquiring Funds will issue and redeem shares at NAV only with Authorized Participants and only in Creation Units (in the case of an Acquiring Fund, 50,000 shares equal one Creation Unit). Creation Units are issued and redeemed directly by an ETF for cash and/or in-kind for securities.

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Transparency. Currently, each Target Fund only provides periodic disclosure of its complete portfolio holdings (typically quarterly on a 30-day lag for Columbia Bond Fund and monthly with a 15-day lag for Columbia Integrated Large Cap Growth Fund). Each Acquiring Fund will be an ETF that discloses its portfolio holdings each business day (referred to as a transparent ETF). This holdings information, along with other information about the Acquiring Funds, will be available on the Acquiring Funds’ website at https://columbiathreadneedleus.com/etfs.

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Single Share Class. A mutual fund, like the Target Funds, may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Funds do not issue multiple classes of shares. The Acquiring Funds do not assess a sales charge, but investors buying such ETF shares in the market may pay fees, such as brokerage commissions, to financial intermediaries when transacting in ETF shares.

In addition, the Acquiring Funds are subject to certain risks unique to operating as ETFs. For more information, see “Section A – The Reorganizations – Synopsis – Comparison of Principal Risks” with respect to each Reorganization in the enclosed Combined Information Statement/Prospectus.

Q: Has the Target Funds’ Board approved the Reorganizations?

Yes, the Boards of Trustees of Columbia Funds Series Trust I (“CFST I”), Columbia Funds Series Trust II (“CFST II”), and ETF Trust (the “Board”) has approved each Reorganization because it believes that it is in the best interests of the Target Funds. At a meeting held in September 2025, the Board carefully reviewed the terms of each Reorganization and unanimously approved the Agreement. For the reasons set forth in the “Board Considerations” section of this Combined Information Statement/Prospectus, the Board, including the Trustees who are not “interested persons” as defined in the 1940 Act. CFST I and CFST II, have determined that participation in the Reorganizations is in the best interests of each Target Fund. The Board also concluded that no dilution in value would result to the shareholders of a Target Fund as a result of the Reorganizations.

Q: How will the Reorganizations affect me as a shareholder?

If a Reorganization is completed with respect to your Target Fund, you will cease to be a shareholder of that Target Fund and will become a shareholder of the corresponding Acquiring Fund. Upon completion of a Reorganization, Target Fund shareholders will own shares of the corresponding Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the relevant class of shares of such Target Fund that were owned when the Reorganizations happened (less the value of any cash delivered such shareholders in lieu of fractional Acquisition Shares). Shares of an Acquiring Fund will be transferred to a shareholder’s brokerage account. For Target Fund shareholders that hold Target Fund shares through accounts that are not permitted to transact in Acquisition Shares, such Acquisition Shares may be held by a transfer agent of the applicable Acquiring Fund as agent for and for the account and benefit of such Target Fund shareholders for one year, after which they will be liquidated and the proceeds will be sent to the Target Fund shareholders. If you hold your Target Fund shares through a fund direct individual retirement account (“IRA”), including a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian, and do not take action prior to a Reorganizations, UMB Bank will liquidate your Target Fund shares and reinvest the proceeds in shares of the corresponding class of Columbia Government Money Market Fund in an amount equal in value to the NAV of your Target Fund shares.

For more information about the brokerage account needed to hold shares of an Acquiring Fund, see “Section A – The Reorganizations – Summary – Important Information for Target Fund Shareholders” in the enclosed Combined Information Statement/Prospectus.

Shares of an Acquiring Fund are not issued in fractional shares. As a result, Target Fund shareholders will receive cash equivalent to the value of any fractional Acquisition Shares due to such shareholders, which will be a taxable sale of shares for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of the redemption of fractional Acquisition Shares.

After the Reorganizations, individual shares of each Acquiring Fund may only be purchased and sold on the NYSE Arca, other national securities exchanges, electronic crossing networks and other alternative trading systems. Should a former Target Fund shareholder decide to purchase or sell shares in an Acquiring Fund after a Reorganization, the shareholder will need to place a trade through a financial intermediary, such as a broker, who

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will execute the trade on an exchange at prevailing market prices. Because shares of an Acquiring Fund trade at market prices rather than at NAV per share, such Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the then-current net asset value per share of an Acquiring Fund. As with all ETFs, your financial intermediary may charge a commission or other transaction fee for purchase and sale transactions in ETF shares, although ETFs trade with NTF on many platforms. In addition, it is ETF Trust’s understanding that the brokerage account statements that Acquiring Fund shareholders will receive from financial intermediaries following the Reorganizations will provide information on the market price of the applicable Acquiring Fund’s shares and not the NAV per share of such Acquiring Fund as would be the case for a mutual fund. Unlike the Target Funds, the Acquiring Funds do not offer exchange privileges.

All existing account-level features and options such as rights of accumulation, dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar-cost averaging currently set up for your Target Fund account will no longer be available as features in the Acquiring Fund while held by the stock transfer agent. In addition, purchases of shares of the applicable Acquiring Fund will no longer be allowed while your Acquisition Shares are held by the stock transfer agent.

Q: Will the Reorganizations affect the way my investments are managed?

Generally, no. Each Acquiring Fund will be managed using the same investment objective, principal investment strategies, policies, and restrictions currently used by the corresponding Target Fund. For a more complete discussion, see the sections of this Combined Information Statement/Prospectus relating to your Reorganization in “Section A – The Reorganizations.”

Furthermore, Columbia Threadneedle is the investment manager to each Target Fund and each Acquiring Fund. The same individuals responsible for the day-to-day portfolio management of a Target Fund as of the date of the Combined Information Statement/Prospectus are expected to be responsible for the day-to-day portfolio management of the corresponding Acquiring Fund after the Reorganizations.

Q. Who will bear the expenses of the Reorganizations?

You will not pay any sales charges in connection with receiving Acquisition Shares issued in the Reorganizations. Under the Agreement, the expenses of the Reorganizations are expected to be borne by the Target Funds, to the extent that such expenses do not exceed the anticipated reduction in expenses that shareholders of a Target Fund will realize in the first year following its Reorganization. Any amounts in excess of this limit will be borne by Columbia Threadneedle. If a Reorganization does not occur, Columbia Threadneedle will bear all expenses associated with such Reorganization.

Q: What are the U.S. federal income tax consequences of the Reorganizations?

Each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and generally is not expected to result in recognition of gain or loss by the applicable Target Fund or its shareholders. However, shareholders who hold fractional shares of a Target Fund will receive cash compensation in lieu of fractional Acquisition Shares (because ETFs do not offer or make available fractional shares). Such shareholders will generally be required to recognize gain or loss upon the receipt of cash as value for their fractional Acquisition Shares. In addition, shareholders who hold their Target Fund shares in a brokerage account that cannot hold shares of an ETF and who do not establish a brokerage account that can hold shares of an ETF within one year from the Closing Date of the applicable Reorganization will receive a cash payment in liquidation of the Acquiring Fund shares they are entitled to receive as part of the Reorganization. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their Acquisition Shares, based on such shareholder’s adjusted tax basis in his or her Acquisition Shares. Each Target Fund may be required to sell securities in order to fund such share liquidations, which may result in the recognition of gains that are distributed to shareholders of such Target Fund as taxable dividends.

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As a condition of the closing of each Reorganization and assuming the parties comply with the terms of the Agreement, Columbia Funds Series Trust I and Columbia Funds Series Trust II, on behalf of the applicable Target Fund, and ETF Trust, on behalf of the applicable Acquiring Fund, will receive an opinion of counsel regarding the federal income tax consequences of the applicable Reorganization(s). Shareholders should consult their tax advisers about state and local tax consequences of each Reorganization, if any, because the information about tax consequences in this Combined Information Statement/Prospectus relates only to the federal income tax consequences of each Reorganization.

For more information see the section of the enclosed Combined Information Statement/Prospectus entitled “Section A - The Reorganizations – Additional Information About the Reorganizations – U.S. Federal Income Tax Status of the Reorganizations.”

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

Yes. Following the Reorganizations, the total and net annual fund operating expenses of each Acquiring Fund are expected to be lower than those of each share class of the corresponding Target Fund. The Acquiring Funds each employ a unitary fee structure pursuant to which Columbia Threadneedle bears substantially all operating expenses of the Acquiring Funds, subject to certain exceptions. The contractual (unitary) management fee rate for each Acquiring Fund is lower than the contractual advisory fee rate of the corresponding Target Fund at all breakpoints. For a more detailed discussion of the Funds’ fees and expenses, see the section of the enclosed Combined Information Statement/Prospectus titled “Section A – The Reorganizations – Summary – Fees and Expenses.”

Q: What types of accounts cannot transact in shares of an Acquiring Fund received as part of a Reorganization?

The following account types generally cannot transact in shares of ETFs:

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Fund Direct Accounts. If you hold your Target Fund shares in a fund direct account, you should transfer your Target Fund shares to a brokerage account that can accept shares of the corresponding Acquiring Fund prior to the Closing Date. Target Fund shareholders holding shares in a fund direct account (other than a fund direct IRA, as separately discussed below) who do not establish a brokerage account prior to the Closing Date shall have their Acquisition Shares held by a stock transfer agent for their benefit for up to one year. As planned, if Acquisition Shares held at the stock transfer agent are not transferred into a brokerage account within a year of the Closing Date of a Target Fund’s Reorganization, the stock transfer agent will liquidate the Acquisition Shares and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). As for fund direct account IRA holders, including a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank (“UMB”) as custodian. If you hold your Target Fund shares through a fund direct IRA and do not take action prior to the Reorganization, UMB Bank will liquidate your Target Fund shares and reinvest the proceeds in shares of the corresponding class of Columbia Government Money Market Fund equal in value to the NAV of your Target Fund shares. You have a fund direct account (non-IRA and IRA holders) if you receive quarterly account statements directly from a Target Fund and not from a third-party financial intermediary, such as a broker or dealer. If a shareholder holds Target Fund shares in a non-taxable account, as in a fund direct IRA, as described above, distributions and sale/redemption proceeds with respect to those shares generally will not be currently taxable to the shareholder if those amounts, including any Columbia Government Money Market Fund shares purchased with redemption proceeds, remain in the non-taxable account. Shareholders should consult with their tax advisor about the tax consequences of the liquidation and reinvestment. A Target Fund may be required to sell securities in order to fund such share liquidations, which may result in the recognition of gains that are distributed to shareholders of the Target Fund as taxable dividends. For Target Fund shareholders that hold Target Fund shares through accounts that are

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not permitted to hold Acquisition Shares, such Acquisition Shares will be held by a transfer agent of the corresponding Acquiring Fund as agent for and for the account and benefit of the Target Fund shareholders for one year, after which they will be liquidated and proceeds will be sent to such Target Fund shareholders. The conversion of Acquisition Shares to cash may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account.

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Non-Accommodating Brokerage Accounts. If you hold your Target Fund shares in a brokerage account with a financial intermediary that only allows you to transact in shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

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Non-Accommodating Retirement Accounts. If you hold your Target Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to make a new investment selection in your non-accommodating retirement account or your financial intermediary may divest you from the applicable Target Fund and select a different investment option prior to the Reorganization.

Q: How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

The financial intermediary, such as a broker or dealer, where you hold your Target Fund shares should be able to assist you in changing your account to an account that is permitted to hold ETF shares. Contact your broker right away to make the necessary changes to your account.

Q: What will happen if I don’t have a brokerage account that can hold ETF shares at the time of the Reorganizations?

If your shares are held in an account that cannot accept ETF shares at the time of the applicable Reorganization, the Acquisition Shares received by you in such Reorganization will be held by a stock transfer agent until a brokerage account is identified into which the Acquisition Shares can be transferred. As planned, if the Acquisition Shares are not transferred into a brokerage account within a year of the Closing Date of a Target Fund’s Reorganization, the stock transfer agent will liquidate the Acquisition Shares and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The liquidation of Acquisition Shares may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account.

If you hold your Target Fund shares in an account directly with such Target Fund at its transfer agent, Columbia Management Investment Services Corp. (a “fund direct account”), you should transfer your Target Fund shares to a brokerage account that can accept shares of such Target Fund prior to a Reorganization. For this purpose, a fund direct account includes a fund direct IRA, including a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian. If you hold your Target Fund shares through a fund direct IRA and do not take action prior to the Reorganization, UMB Bank will liquidate your Target Fund shares and reinvest the proceeds in shares of the corresponding class of Columbia Government Money Market Fund equal in value to the NAV of your Target Fund shares. Because such Target Fund shares are currently held in a non-taxable account, distributions and redemption proceeds with respect to those shares generally will not be currently taxable to the shareholder if those amounts, including any Columbia Government Money Market Fund shares purchased with redemption proceeds, remain in the non-taxable account.

Q: What if I don’t want to hold ETF shares?

If you do not want to receive ETF shares in connection with a Reorganization, until at least one day prior to the Closing Date you may redeem your shares of the applicable Target Fund or you may exchange those

-viii-

shares for shares of another eligible mutual fund managed by Columbia Threadneedle prior to the Reorganization. If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Shareholders of a Target Fund may exchange their Target Fund shares for shares of the same class of any mutual fund, other than a Target Fund, that is managed by Columbia Threadneedle, as applicable, generally without paying any additional sales charges, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. Please see the prospectus for such other Columbia mutual funds (which are not part of this Combined Information Statement/Prospectus). Such an exchange of shares for shares in another fund will generally result in the recognition of taxable gain or loss for shareholders holding shares in a taxable account. As ETFs, the Acquiring Funds do not provide for the exchange of shares.

Q: What is the anticipated timing of the Reorganizations?

The Reorganizations are currently expected to be completed in the first quarter of 2026.

Q: Whom should I call if I have questions?

If you have questions about any of the Reorganizations described in the Combined Information Statement/Prospectus, please call 800-345-6611.

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The information contained in this Combined Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Information Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED September 22, 2025

COLUMBIA FUNDS SERIES TRUST I

Columbia Bond Fund

COLUMBIA FUNDS SERIES TRUST II

Columbia Integrated Large Cap Growth Fund

COMBINED INFORMATION STATEMENT/PROSPECTUS

Dated October 22, 2025

Introduction

This combined Information Statement and Prospectus (the “Combined Information Statement/Prospectus”) is an information statement for each Target Fund (as defined below) and a prospectus for each Acquiring Fund (as defined below). The Combined Information Statement/Prospectus relates to the reorganization of each Target Fund with and into the respective Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”). The table below sets forth the Target Fund and the corresponding Acquiring Fund for each Reorganization.

Target Fund		Acquiring Fund
Columbia Bond Fund	g	Columbia Core Bond ETF

Columbia Integrated Large Cap Growth Fund	g	Columbia Large Cap Growth ETF

The address of each Target Fund and Acquiring Fund is 290 Congress Street, Boston, MA 02210. The telephone number for each Target Fund is (800) 345-6611 and the telephone for each Acquiring Fund is (800) 426-3750. This Combined Information Statement/Prospectus was first mailed to shareholders of each Target Fund beginning on or about October 29, 2025. This Combined Information Statement/Prospectus explains what you should know about each Reorganization and investing in your Acquiring Fund. You should read this document carefully and retain it for future reference.

THIS COMBINED INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN EXCHANGE-TRADED FUND (“ETF”) AND CONSIDER OPENING SUCH AN ACCOUNT, IF NEEDED. NO FUND IS ASKING YOU FOR A PROXY OR TO VOTE ON ANYTHING WITH RESPECT TO THE REORGANIZATIONS AND YOU ARE NOT BEING REQUESTED TO SEND US A PROXY OR ANY VOTING INSTRUCTION TO THE FUNDS WITH RESPECT TO THE REORGANIZATIONS.

The terms and conditions of each Reorganization are further described in this Combined Information Statement/Prospectus and are set forth in the form of Agreement and Plan of Reorganization (the “Agreement”).

i

With respect to each Target Fund, the Boards of Trustees of the Columbia Funds Series Trust I (“CFST I”), Columbia Funds Series Trust II (“CFST II”), and Columbia ETF Trust I (“ETF Trust”) (the “Board”) unanimously approved the proposed Reorganization and Agreement. The Board of each Target Fund determined that participation in the applicable Reorganization is in the best interests of each Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganizations. In addition, the Board of each Acquiring Fund approved each proposed Reorganization and determined that participating is in the best interests of the Acquiring Funds.

Each Target Fund and each Acquiring Fund is a series of a registered, open-end management investment company, although each Target Fund is a mutual fund while each Acquiring Fund will operate as an ETF. Each Acquiring Fund is a newly organized series of ETF Trust and currently has no assets or liabilities. Each Acquiring Fund was created specifically in connection with the applicable Reorganization for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the closing date of the Reorganization (the “Closing Date”). Each Target Fund will be the accounting and performance survivor in its respective Reorganization, and each Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the corresponding Target Fund.

In order to transact in shares of an Acquiring Fund received as part of a Reorganization, you must hold your Target Fund shares in a brokerage account that can hold shares of an ETF. If Target Fund shareholders do not hold their shares of a Target Fund through a brokerage account that can hold shares of an ETF, the shares of the Acquiring Fund they receive as part of the applicable Reorganization will be held by the Acquiring Fund’s transfer agent for the benefit of such Target Fund shareholders for one year from the Closing Date to provide them with an opportunity to transfer their Acquisition Shares (and any follow-on shares acquired thereafter) to an account that can transact in ETF shares, after which their Acquisition Shares will be liquidated and proceeds will be sent to the Target Fund shareholders. This Combined Information Statement/Prospectus includes additional information on the actions that Target Fund shareholders must take in order to transact in shares of an Acquiring Fund as part of a Reorganization if they do not currently hold their Target Fund shares through a brokerage account that can hold ETF shares.

This Combined Information Statement/Prospectus includes information about the Agreement and each Acquiring Fund. You should retain this Combined Information Statement/Prospectus for future reference. Additional information about the Target Funds, the Acquiring Funds and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into this Combined Information Statement/Prospectus by reference:

•	The prospectus of CFST I on behalf of Columbia Bond Fund, dated September 1, 2025, as supplemented and amended to date (File No. 811-04367; SEC Accession No. 0001193125-25-187080);

•

The statement of additional information of CFST I on behalf of Columbia Bond Fund, dated September 1, 2025, as supplemented and amended to date (File No. 811-04367; SEC Accession No. 0001193125-25-187080);

•

The prospectus of CFST II on behalf of Columbia Integrated Large Cap Growth Fund, dated January 1, 2025, as supplemented and amended to date (File No. 811-21852; SEC Accession No. 0001193125-24-283725);

•

The statement of additional information of CFST II on behalf of Columbia Integrated Large Cap Growth Fund, dated January 1, 2025, as supplemented and amended to date (File No. 811-21852; SEC Accession No. 0001193125-24-283725);

•	The audited financial statements and other information of Columbia Bond Fund filed on Form N-CSR for the fiscal year ended April 30, 2025 (File No. 811-04367; SEC Accession No. 0001145549-25-045428);

•

The audited financial statements and other information of Columbia Integrated Large Cap Growth Fund filed on Form N-CSR for the fiscal year ended August 31, 2024 (File No. 811-21852; SEC Accession No. 0000898430-24-000917);

•

The unaudited financial statements and other information of Columbia Integrated Large Cap Growth Fund filed on Form N-CSRS for the fiscal period ended February 28, 2025 (File No. 811-21852; SEC Accession No. 0001193125-23-179251);

•	A statement of additional information dated October 22, 2025, relating to this Combined Information Statement/Prospectus.

You may request a free copy of the statement of additional information relating to this Combined Information Statement/Prospectus or a Target Fund’s Prospectus without charge by calling Columbia Funds at (800) 345-6611 or by writing to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

v

SECTION A — THE REORGANIZATIONS

The following information describes the proposed reorganization of each Target Fund into the corresponding Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”). The Target Funds and the Acquiring Funds are referred to collectively as the “Funds.” You should read the more complete information in the rest of this Combined Information Statement/Prospectus, including your Acquiring Fund’s Prospectus (enclosed) and the Agreement (which has been filed as an exhibit to each Acquiring Fund’s Registration Statement on Form N-14 of which this Combined Information Statement/Prospectus is a part).

SUMMARY

Columbia Management Investment Advisers, LLC (“Columbia Threadneedle” or the “Investment Manager”) has recommended the Reorganization of each Target Fund into the corresponding Acquiring Fund. The Board of CFST I, CFST II and ETF Trust has approved the applicable Reorganization, each with an anticipated close in the first quarter of 2026.

This Combined Information Statement/Prospectus provides information about the Reorganization of each Target Fund into the corresponding Acquiring Fund. The following is only a summary of certain information contained in this Combined Information Statement/Prospectus. More complete information appears later in this Combined Information Statement/Prospectus. You should carefully read the entire Combined Information Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work. The following provides an overview of how each Reorganization will work.

•

Pursuant to the Agreement, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) (with cash in lieu of fractional Acquisition Shares) and the Acquiring Fund’s assumption of all liabilities and obligations of the Target Fund. Immediately after the closing, each Target Fund will liquidate and distribute pro rata to shareholders of record of each class of its shares the Acquisition Shares of the corresponding class received by the Target Fund, with cash distributed in lieu of fractional Acquisition Shares.

•

The applicable Acquiring Fund will issue and deliver Acquisition Shares with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the assets that it receives from the corresponding Target Fund with respect to a share class, net of any liabilities and any expenses of the Reorganization payable by the applicable Target Fund and the value of cash to be distributed to shareholders of the Target Fund in lieu of fractional Acquisition Shares pursuant to the Agreement. Acquisition Shares of the applicable Acquiring Fund will be distributed to the shareholders of the corresponding Target Fund in proportion to their holdings of shares of such Target Fund, after redeeming any fractional Acquisition Shares due to such shareholders and delivering to such shareholders cash equivalent to the value of such fractional Acquisition Shares. The redemption of shareholders’ fractional Acquisition Shares will be a taxable event for such shareholders and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

•

Under the Agreement, at the Closing, the NAV of your Target Fund shares and the Acquisition Shares will be determined as of the close of regular trading on the New York Stock Exchange (the “NYSE” or the “Exchange”) on the Valuation Date (as defined below) pursuant to the Acquiring Fund’s valuation procedures. The number of Acquisition Shares to be issued to you in a Reorganization will be determined by dividing the value of the aggregate NAV of your Target Fund (less the value of any cash to be delivered to you in lieu of any fractional Acquisition Shares that would otherwise have been distributable to you by the net asset value of one Acquisition Share as of the close of regular trading on the NYSE on the Valuation Date. For the avoidance of doubt, the Acquiring Funds will not issue fractional shares.

•

Reorganization expenses will be borne by the Target Funds to the extent that such expenses do not exceed the anticipated reduction in expenses that shareholders of a Target Fund will realize in the first year following the Reorganization, if the Reorganizations are consummated. Any amounts in excess of this limit will be borne by Columbia Threadneedle. The expenses of the Reorganization of Columbia Bond Fund into the corresponding Acquiring Fund are estimated to be $241,700, and are expected to be borne in full by Columbia Bond Fund. The expenses of the Reorganization of Columbia Integrated Large Cap Growth Fund into the corresponding Acquiring Fund are estimated to be $234,255, and are expected to be borne in full by Columbia Integrated Large Cap Growth Fund. If a Reorganization does not occur, Columbia Threadneedle will bear all expenses associated with such Reorganization.

•

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who exchange their Target Fund shares for Acquisition Shares of the corresponding Acquiring Fund in a Reorganization will not recognize gain or loss as a direct result of the Reorganization (except with respect to cash received in lieu of fractional Acquisition Shares) and no Acquiring Fund will recognize gain or loss as a direct result of a Reorganization. Cash payments received in lieu of fractional Acquisition Shares (because the Acquiring Funds do not issue fractional shares) will be taxable for shareholders who hold fractional shares in a taxable account. For more information about the U.S. federal income tax consequences of the Reorganizations, see the section of this Combined Information Statement/Prospectus entitled “Section A – The Reorganizations – Additional Information About the Reorganizations – U.S. Federal Income Tax Status of the Reorganizations.”

•

Shareholders will not incur any initial or contingent deferred sales charges in connection with the Acquisition Shares issued in connection with a Reorganization. Subsequent purchases of shares will be subject to the policies of the Acquiring Funds described under “Section B – Additional Information Applicable to the Acquiring Funds” below.

•

After a Reorganization is completed, unless as otherwise described herein, Target Fund shareholders will be shareholders of the corresponding Acquiring Fund, and each Target Fund will be dissolved and terminated.

•	Each Acquiring Fund will be the accounting and performance survivor of its Reorganization.

Did the Board approve the Reorganizations? The Board, including all of the trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), after careful consideration, have determined that each Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. The Board made this determination based on various factors that are discussed in this Combined Information Statement/Prospectus, under the discussion of the Reorganizations in “Section A – The Reorganizations – Additional Information About the Reorganizations – Board Considerations.”

Important Information for Target Fund Shareholders. It is important for you to determine whether you hold your shares of a Target Fund in the type of account that can accommodate the ETF shares you would receive through the Target Fund’s Reorganization. If you hold your shares of a Target Fund in an account directly with such Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investments in ETF shares if the applicable Reorganization is consummated and you wish to transact in shares of the Acquiring Fund.

◾	Transferring Target Fund Shares to an Already Existing ETF-Permissible Brokerage Account. Transferring your shares from a Target Fund’s transfer agent to a brokerage account that permits you to hold, and transact in, shares of an ETF should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the applicable Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to hold ETF shares.

You should provide your broker with a copy of the quarterly statement from the applicable Target Fund. The broker will require your account number with the Target Fund, which can be found on your statement. The broker will help you complete a form to initiate the transfer. Once you properly complete and sign that form, the broker will submit the form to the Target Fund’s transfer agent directly, and the Target Fund shares will be transferred into your brokerage account.

◾

Transferring Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that Accepts ETF Shares. The financial intermediary, such as a broker or dealer, where you hold Target Fund shares should be able to assist you in changing your account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

If your shares are held in an account that cannot accept ETF shares at the time of the applicable Reorganization, the Acquisition Shares received by you in such Reorganization will be held by a stock transfer agent for your benefit for one year to provide you an opportunity to identify a financial intermediary who can establish an account that can hold ETF shares and into which the Acquisition Shares can be transferred. After this one year period, if action has not been taken to transfer your ETF shares from the stock transfer agent to an account that can hold ETF shares, your Acquisition Shares will be liquidated and proceeds will be sent to the accountholder of record. In addition, purchases of shares of the applicable Acquiring Fund will no longer be allowed while your Acquisition Shares are held by the stock transfer agent. As planned, if the Acquisition Shares are not transferred into a brokerage account within a year of the Closing Date a Target Fund’s Reorganization, the Acquisition Shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquisition Shares to cash may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account.

You can redeem Acquisition Shares held with the stock transfer agent and use such redemption proceeds to buy shares of another Columbia fund without paying an otherwise applicable sales charge within 90 days, up to the amount of the redemption proceeds. To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner. The Transfer Agent, Distributor (as defined herein) or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the Acquisition Shares are redeemed. The purchase of the Columbia fund through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.”

Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem a Target Fund’s shares prior to its Reorganization.

Direct account holders who hold shares of a Target Fund through a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian are not eligible to hold Acquisition Shares and must act on their account(s) prior to the Closing Date of the applicable Reorganization. Shareholders holding shares of a Target Fund in these accounts who do not take action to either sell their shares or exchange their shares out of the applicable Target Fund prior to the Closing Date of the Target Fund’s Reorganization, will have such shares liquidated and the proceeds automatically reinvested in shares of the corresponding class of Columbia Government Money Market Fund. Investors choosing to liquidate their retirement account prior to the Closing Date by completing an IRA Distribution Form or calling the Target Funds’ transfer agent may have the $20 annual participant fee taken from the liquidation proceeds.

If you do not want to receive ETF shares in connection with a Reorganization, you may redeem your shares of the applicable Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by Columbia Threadneedle prior to the Closing Date. If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Shareholders of a Target Fund may exchange their Target Fund shares for shares of the same class of any mutual fund, other than a Target Fund, that is managed by Columbia Threadneedle, generally without paying any additional sales charges, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. Such an exchange of shares for shares in another fund will generally result in the recognition of taxable gain or loss for shareholders holding shares in a taxable account. As ETFs, the Acquiring Funds do not provide for the exchange of shares.

You can contact your financial advisor or other financial intermediary for further information. You also may contact Columbia Management Investment Services Corp. at (800) 345-6611.

U.S. Federal Income Tax Consequences of the Reorganizations. Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund involved in such Reorganization receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes, as described in more detail in the section entitled “Section A - The Reorganizations - Additional Information About the Reorganizations - U.S. Federal Income Tax Status of the Reorganizations.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by any Target Fund or its shareholders as a direct result of its Reorganization. However, shareholders that hold fractional shares of the applicable Target Fund will receive cash equivalent to the value of fractional Acquisition Shares due to such shareholder. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional Acquisition Shares if they hold fractional shares in a taxable account. Shareholders who hold their Target Fund shares in a brokerage account that cannot hold shares of an ETF and who do not establish a brokerage account that can hold shares of an ETF within one year from the Closing Date of the applicable Reorganization will receive a cash payment in liquidation of the Acquiring Fund shares they are entitled to receive as part of the Reorganization. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their shares. Shareholders holding shares of a Target Fund in a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian will have their shares liquidated and automatically reinvested in shares of the corresponding class of Columbia Government Money Market Fund if such shareholders do not otherwise dispose of the applicable Target Fund shares prior to the Closing Date. Such shareholders may be required to recognize gain or loss on any such sale, exchange, or redemption of such Target Fund shares. However, if a shareholder holds such Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares generally will not be currently taxable to the shareholder if those amounts, including any Columbia Government Money Market Fund shares purchased with redemption proceeds, remain in the non-taxable account. Each Target Fund may be required to sell securities in order to fund such share liquidations, which may result in the recognition of gains that are distributed to shareholders of such Target Fund as taxable dividends. Columbia currently does not anticipate that there will be any realignment of a Target Fund’s portfolio holdings in connection with its Reorganization. Any disposition of portfolio holdings would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders during or with respect to the year of sale, and such distributions would be taxable to shareholders unless shares are held through a qualified retirement plan or other tax-advantaged arrangement. Prior to the closing of the Reorganization, the Target Fund will declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains.

A Target Fund shareholder’s aggregate tax basis in the Acquisition Shares received is expected to carry over from the shareholder’s Target Fund shares, and a Target Fund shareholder’s holding period in the Acquisition Shares is expected to include the shareholder’s holding period in the Target Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Section A - The Reorganizations - Additional Information About the Reorganizations - U.S. Federal Income Tax Status of the Reorganizations.” For more information regarding repositioning costs, see the section “Section A - The Reorganizations - Summary - Fees and Expenses - Portfolio Turnover” below.

Comparison of Fund investment goals, investment strategies policies, and principal risks. Each Acquiring Fund will be managed using the same investment objective, principal investment strategies, policies, and restrictions currently used by the corresponding Target Fund. Furthermore, Columbia Threadneedle is the investment manager to each Target Fund and each Acquiring Fund. The same individuals responsible for the day-to-day portfolio management of a Target Fund as of the date of the Combined Information Statement/Prospectus are expected to be responsible for the day-to-day portfolio management of the corresponding Acquiring Fund following the closings of the Reorganizations.

Each Target Fund and its corresponding Acquiring Fund are subject to many of the same principal risks, but such risks differ primarily due to the Acquiring Fund’s structure as an ETF. For additional information on the principal risks of each Target Fund and each Acquiring Fund, please see the sections titled “Comparison of Principal Risks” in the synopsis of each Reorganization in “Section A – The Reorganizations” and “Section B – Additional Information About the Acquiring Funds – Principal Risks of the Acquiring Fund.”

Fees and Expenses. The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of a Fund. Following the Reorganization, the total annual fund operating expenses of each Acquiring Fund are expected to be lower than those of each share class of the corresponding Target Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The tables enable you to compare and contrast the expense levels for the Target Funds and the Acquiring Funds, and obtain a general idea of what the expense levels will be if a Reorganization occurs.

Annual fund operating expenses shown in the tables below are based on expenses for the fiscal year ended April 30, 2025 for Columbia Bond Fund and for the fiscal year ended August 31, 2025 for Columbia Integrated Large Cap Growth Fund.

Also shown are annual fund operating expenses projected for each Acquiring Fund on a pro forma basis after giving effect to each proposed Reorganization for that Acquiring Fund, assuming the Reorganizations occurred on April 30, 2025 for Columbia Bond Fund and August 31, 2025 for Columbia Integrated Large Cap Growth Fund. The fee tables do not reflect the expenses associated with the Reorganizations. Only pro forma combined fees and expenses information is provided for each Acquiring Fund because the Acquiring Funds will not commence operations until the Reorganizations are complete.

In comparing the fees and expenses of a Target Fund and its corresponding Acquiring Fund, you may wish to consider differences in fee structure. Each Target Fund pays Columbia Threadneedle a fee for its management services, which include investment advisory services and administrative services. The management fee paid by each Target Fund to Columbia Threadneedle incorporates asset-level breakpoints, is calculated as a percentage of the daily net assets of the applicable Target Fund and is paid monthly. In contrast, each Acquiring

Fund pays an all-inclusive management fee to Columbia Threadneedle calculated as a percentage of the daily net assets of the Acquiring Fund and paid monthly. In return for this fee paid by the Acquiring Fund (which is sometimes referred to as a unitary or unified fee), Columbia Threadneedle has agreed to pay the operating costs and expenses of the Acquiring Fund other than the following expenses, which will be paid by the Acquiring Fund: taxes, interest incurred on borrowing by the Acquiring Fund, if any, brokerage fees and commissions, interest and fee expense related to the Acquiring Fund’s participation in inverse floater structures and any other portfolio transaction expenses, infrequent and/or unusual expenses, including without limitation litigation expenses, expenses incurred in connection with lending securities, and any other expenses approved by the Board.

Reorganization of Columbia Bond Fund into Columbia Core Bond ETF

Shareholder Fees (fees paid directly from your investment)

	Columbia Bond Fund - Class A	Columbia Bond Fund - Class Inst, Inst2, Inst3 and S	Columbia Core Bond ETF - ETF Shares (Pro Forma)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00%[1]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Columbia Bond Fund										Columbia Core Bond ETF (Pro Forma)
	Class A		Class Inst		Class Inst2		Class Inst3		Class S		ETF Class
Management fees	0.50%		0.50%		0.50%		0.50%		0.50%		0.32%	[2]
Distribution and/or service (12b-1) fees	0.25%		0.00%		0.00%		0.00%		0.00%		0.00%
Other expenses	0.14%		0.14%		0.10%		0.05%		0.14%		0.00%

Total annual Fund operating expenses	0.89%	[3]	0.64%	[3]	0.60%	[3]	0.55%	[3]	0.64%	[3]	0.32%	[3]
Less: Fee waivers and/or expense reimbursements	(0.14)%[4]		(0.14)%	[4]	(0.14)%	[4]	(0.14)%	[4]	(0.14)%	[4]	0.00%

Total net annual Fund operating expenses (after waivers and/or reimbursements)	0.75%		0.50%		0.46%		0.41%		0.50%		0.32%

1

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

2

Pursuant to the Investment Management Services Agreement with ETF Trust on behalf of Columbia Core Bond ETF, Columbia Threadneedle pays the operating costs and expenses of Columbia Core Bond ETF, but not taxes, interest, brokerage expenses, portfolio transaction expenses, and infrequent and/or unusual expenses.

3

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses Columbia Bond Fund incurs, and Columbia Core Bond ETF will incur, indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the in the Financial Highlights in Exhibit A of this Combined Information Statement/Prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

4

Columbia Threadneedle and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, infrequent and/or unusual expenses, and any Reorganization expenses) through October 31, 2026, unless sooner terminated at the sole discretion of the Board. Under this agreement, Columbia Bond Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.74% for Class A, 0.49% for Class Inst, 0.45% for Class Inst2, 0.40% for Class Inst3 and 0.49% for Class S. Any difference in these annual rates relative to the annual rates noted in the last row of the above table (e.g., net expense ratios) are due to applicable exclusions under the agreement.

Expense Examples. These examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on those assumptions, your costs would be (whether or not shares are redeemed):

Columbia Bond Fund (Current)	1 year	3 years	5 years	10 years
Class A	$548	$732	$932	$1,507
Class Inst	$51	$191	$343	$785
Class Inst2	$47	$178	$321	$737
Class Inst3	$42	$162	$293	$676
Class S	$51	$191	$343	$785

Columbia Core Bond ETF (Pro Forma)	$33	$103	$180	$406

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the Annual Fund Operating Expenses table or in the expense examples, affect a Fund’s performance. Since Columbia Core Bond ETF has not yet commenced operations, no portfolio turnover rate is available for the Fund. During Columbia Bond Fund’s most recent fiscal year, its portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Portfolio Turnover
Columbia Bond Fund	228%

A portion of Columbia Bond Fund’s portfolio assets is expected to be sold by Columbia Bond Fund prior to its Reorganization. If the Reorganization had occurred as of April 30, 2025, it is estimated that approximately 1% of Columbia Bond Fund’s investment portfolio would have been sold by Columbia Bond Fund before the Reorganization. Columbia Bond Fund will bear brokerage commissions and transaction fees in connection with such repositioning. If such repositioning had occurred as of April 30, 2025, Columbia Bond Fund would have realized net capital losses of approximately $128,000 on an aggregate basis and $0.004 on a per share basis.

Reorganization of Columbia Integrated Large Cap Growth Fund into Columbia Large Cap Growth ETF

Shareholder Fees (fees paid directly from your investment)

	Columbia Integrated Large Cap Growth Fund - Class A	Columbia Integrated Large Cap Growth Fund - Class Inst and Class Inst3	Columbia Large Cap Growth ETF - ETF Shares (Pro Forma)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00%[1]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Columbia Integrated Large Cap Growth Fund			Columbia Large Cap Growth ETF (Pro Forma)
	Class A	Class Inst	Class Inst3	ETF Shares
Management fees	0.75%	0.75%	0.75%	0.35%[2]
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%	0.00%
Other expenses	0.19%	0.19%	0.07%	0.00%
Total annual Fund operating expenses	1.19%[3]	0.94%[3]	0.82%[3]	0.35%[3]
Less: Fee waivers and/or expense reimbursements	(0.40)%[4]	(0.40)%[4]	(0.38)%[4]	0.00%
Total net annual Fund operating expenses (after waivers and/or reimbursements)	0.79%	0.54%	0.44%	0.35%

1

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

2

Pursuant to the Investment Management Services Agreement with ETF Trust on behalf of Columbia Large Cap Growth ETF, Columbia Threadneedle pays the operating costs and expenses of Columbia Large Cap Growth ETF, but not taxes, interest, brokerage expenses, portfolio transaction expenses, and infrequent and/or unusual expenses.

3

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses Columbia Integrated Large Cap Growth Fund incurs, and Columbia Large Cap Growth ETF will incur, indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the in the Financial Highlights in Exhibit A of this Combined Information Statement/Prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

4

Columbia Threadneedle and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, infrequent and/or unusual expenses and any Reorganization expenses) through December 31, 2026, unless sooner terminated at the sole discretion of the Board. Under this agreement, Columbia Integrated Large Cap Growth Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.79% for Class A, 0.54% for Class Inst and 0.44% for Class Inst3. Any difference in these annual rates relative to the annual rates noted in the last row of the above table (e.g., net expense ratios) are due to applicable exclusions under the agreement.

Expense Examples. These examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on those assumptions, your costs would be (whether or not shares are redeemed):

Columbia Integrated Large Cap Growth Fund (Current)	1 year	3 years	5 years	10 years
Class A	$651	$894	$1,155	$1,902
Class Inst	$55	$260	$481	$1,118
Class Inst3	$45	$224	$418	$978

Columbia Large Cap Growth ETF (Pro Forma)	$36	$113	$197	$443

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the Annual Fund Operating Expenses table or in the expense examples, affect a Fund’s performance. Since Columbia Large Cap Growth ETF has not yet commenced operations, no portfolio turnover rate is available for the Fund. During Columbia Integrated Large Cap Growth Fund’s most recent fiscal year, its portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Portfolio Turnover
Columbia Integrated Large Cap Growth Fund	45%

A portion of Columbia Integrated Large Cap Growth Fund’s portfolio assets is expected to be sold by Columbia Integrated Large Cap Growth Fund prior to its Reorganization. If the Reorganization had occurred as of August 31, 2025, it is estimated that approximately 13% of Columbia Integrated Large Cap Growth Fund’s investment portfolio would have been sold by Columbia Integrated Large Cap Growth Fund before the Reorganization. Columbia Integrated Large Cap Growth Fund will bear brokerage commissions and transaction fees in connection with such repositioning. If such repositioning had occurred as of August 31, 2025, Columbia Integrated Large Cap Growth Fund would have realized net capital gains of approximately $15,500,000 on an aggregate basis and $1.68 on a per share basis.

Comparison of Acquiring Fund and Target Fund Service Providers. The following provides a comparison of the service providers for the Funds.

Service Provider	Target Funds	Acquiring Funds

Administrator	Columbia Management Investment Advisers, LLC* 290 Congress Street Boston, Massachusetts 02210	State Street Bank and Trust Company One Congress Street Boston, Massachusetts 02114
Custodian	JPMorgan Chase Bank, N.A. 1 Chase Manhattan Plaza, 19th Floor New York, New York, 10005	State Street Bank and Trust Company One Congress Street Boston, Massachusetts 02114
Fund Accounting Services Provider	Columbia Management Investment Advisers, LLC* 290 Congress Street Boston, Massachusetts 02210	State Street Bank and Trust Company One Congress Street Boston, Massachusetts 02114

Service Provider	Target Funds	Acquiring Funds
Transfer Agent	Columbia Management Investment Services Corp. 290 Congress Street Boston, Massachusetts 02210	State Street Bank and Trust Company One Congress Street Boston, Massachusetts 02114
Sub-Transfer Agent	SS&C GIDS 2000 Crown Colony Drive Quincy, MA 02169	N/A
Independent Registered Public Accountant	PricewaterhouseCoopers LLP 45 South Seventh Street, Suite 3400 Minneapolis, Minnesota 55402	PricewaterhouseCoopers LLP 45 South Seventh Street, Suite 3400 Minneapolis, Minnesota 55402
Distributor	Columbia Management Investment Distributors, Inc. 290 Congress Street Boston, Massachusetts 02210	ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203

* Services provided by Columbia Threadneedle under the terms of the Target Funds’ Investment Management Agreements.

Comparison of Target Fund and Acquiring Fund Sales Charges and Distribution Arrangements.

Class A shares of each Target Fund are subject to a front-end sales charge (load). For Columbia Bond Fund, the maximum front-end sales load is 4.75%. For Columbia Integrated Large Cap Growth Fund, the maximum front-end sales load is 5.75%. For each Target Fund, Class A shares bought without a front-end sales charge are subject to a contingent deferred sales charge (load) that is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

Class Inst shares, Class Inst2 shares, Class Inst3 shares and Class S shares of each Target Fund, as applicable, do not impose a front-end sales load or contingent deferred sales load. Each Target Fund’s sales load is subject to reduction or waiver based on factors such as the type of buyer or account, the amount of shares purchased or intended to be purchased, amongst other factors. Financial intermediaries through which a shareholder can acquire Target Fund shares may have their own policies for investment in a Target Fund.

Shares of each Acquiring Fund are not subject to a front-end sales load or contingent deferred sales charge. However, investors in an Acquiring Fund may incur transaction fees, including but not limited to, brokerage charges in connection with transacting (purchasing and selling) Acquiring Fund shares which list and trade on a stock exchange.

Class A shares of each Target Fund are subject to a 0.25% Rule 12b-1 distribution and service fee, while the remaining share classes of each Target Fund as well as shares of the Acquiring Fund are not subject to a Rule 12b-1 distribution and service fee.

Comparison of Target Fund and Acquiring Fund Purchase and Redemption Provisions. Shares of the Target Funds may be purchased or sold on any day the NYSE is open for business. Class A shares of the Target Funds have an investment minimum of $2,000 ($1,000 for IRAs and $100 for monthly Systematic Investment Plan accounts). Class Inst of Columbia Bond Fund, and Class Inst2 and Class S shares of the Target Funds do not have an investment minimum. Class Inst of Columbia Integrated Large Cap Growth Fund and Class Inst3 of the Target Funds do not have investment minimums for certain eligible investors, but have an investment minimum of $2000 ($1,000 for IRAs and $100 for monthly Systematic Investment Plan accounts) for certain commissionable brokerage platforms (as set forth in the applicable Target Fund’s Prospectus) and $1 million for all other eligible investors not specifically referenced in the applicable Target Fund’s Prospectus, unless otherwise waived. In certain instances, the investment minimums may be waived in the particular Target Fund’s discretion. The Target Funds may be purchased by phone, by mail, online or by wire transaction. For more information, see the “Buying, Selling and Exchanging Shares” section of the applicable Target Fund’s Prospectus.

Each Acquiring Fund issues and redeems shares only through Authorized Participants (intermediaries, typically broker-dealers who have executed an agreement with the Acquiring Fund’s distributor that governs transactions in Acquiring Fund creation units) in large blocks of shares, typically 50,000 shares (which is the case for each Acquiring Fund), called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Except when aggregated in Creation Units, shares of each Acquiring Fund are not redeemable securities of such Acquiring Fund.

Individual shares of each Acquiring Fund may only be purchased and sold on secondary markets through a financial intermediary, such as a broker-dealer or a bank. Because each Acquiring Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the ETF (bid) and the lowest price a seller is willing to accept for shares of the ETF (ask) when buying or selling shares in the secondary market (the bid/ask spread). Recent information, including information regarding each Acquiring Fund’s NAV, market price, premiums and discounts, and bid/ask spread, is available at columbiathreadneedleus.com/etfs.

Shares of the Acquiring Funds do not have an investment minimum. Additional information and specific instructions explaining how to buy shares of each Acquiring Fund are outlined in each Acquiring Fund’s Prospectus under the section “Buying and Selling Fund Shares.”

SYNOPSIS OF REORGANIZATION 1: COLUMBIA BOND FUND INTO COLUMBIA CORE BOND ETF

Overview. Columbia Bond Fund and Columbia Core Bond ETF:

•	Have the same investment objective and are both diversified.

•	Have different fiscal year ends. Columbia Bond Fund’s fiscal year end is April 30 and Columbia Core Bond ETF’s fiscal year end is March 31.

•

Are structured as series of separate open-end management investment companies. Columbia Bond Fund and Columbia Core Bond ETF are each organized as a series of a Massachusetts business trust. Please see Exhibit C to this Combined Information Statement/Prospectus for more information regarding the differences between the rights of shareholders.

•	Have the same investment manager. Columbia Management Investment Advisers, LLC is an SEC-registered investment adviser to both Columbia Bond Fund and Columbia Core Bond ETF.

Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies. The investment objectives and principal investment strategies of Columbia Bond Fund and Columbia Core Bond ETF are set forth in the table below. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Both Columbia Bond Fund’s and Columbia Core Bond ETF’s investment policies with respect to 80% of their respective net assets may be changed by the Fund’s Board without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

The Funds have the same investment objectives and principal investment strategies.

	Columbia Bond Fund (Target Fund)	Columbia Core Bond ETF (Acquiring Fund)
Investment Objective	The Fund seeks current income, consistent with minimal fluctuation of principal.
Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. The Fund generally invests at least 65% of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities, debt securities issued by corporations, and mortgage- and other asset-backed securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated but determined to be of comparable quality. The Fund may invest up to 25% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield” investments or “junk” bonds).

The Fund may invest up to 25% of its assets in U.S. dollar-denominated foreign debt securities and instruments, including those of foreign governments, non-governmental issuers or other entities, and up to 20% of its assets in preferred stock. The Fund’s dollar-weighted average maturity and duration will vary over time depending on expectations for market and economic conditions.

The Fund may invest in derivatives, such as futures (including interest rate futures) and swaps (including credit default swaps, credit default swap indexes, and interest rate

Columbia Bond Fund (Target Fund)	Columbia Core Bond ETF (Acquiring Fund)

swaps) for hedging and investment purposes, and to manage interest rate and/or credit exposure of the Fund.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.

The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.

The Fund’s investment strategy may involve the frequent trading of portfolio securities.

Comparison of Fundamental Investment Policies. Both Columbia Bond Fund and Columbia Core Bond ETF have adopted certain fundamental investment policies. Each Fund’s fundamental investment policies are identical. Fundamental investment policies cannot be changed without the approval of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Policy	Columbia Bond Fund (Target Fund)	Columbia Core Bond ETF (Acquiring Fund)
Issuing Senior Securities	The Fund may not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Borrowing Money	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Lending Cash or Securities	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Investing in Commodities	The Fund may not purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
Investing in Real Estate	The Fund may not purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
Diversification	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a

Policy	Columbia Bond Fund (Target Fund)	Columbia Core Bond ETF (Acquiring Fund)
	result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.	result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.
Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Underwriting	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Comparison of Principal Risks. Columbia Core Bond ETF is subject to the principal risks described in “Section B - Additional Information Applicable to the Acquiring Funds” below. Columbia Core Bond ETF and Columbia Bond Fund are subject to many of the same principal risks, but such risks differ primarily due to Columbia Core Bond ETF’s structure as an ETF.

Principal Risks	Columbia Bond Fund (Target Fund)	Columbia Core Bond ETF (Acquiring Fund)
Active Management Risk	X	X
Authorized Participant Concentration Risk		X
Changing Distribution Level Risk	X	X
Counterparty Risk	X	X
Credit Risk	X	X
Derivatives Risk	X	X
– Futures Contracts Risk	X	X
– Swaps Risk	X	X
Early/Late Close/Trading Halt Risk		X
Foreign Securities Risk	X	X
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risks	X	X
Frequent Trading Risk	X	X

Fund Shares Liquidity Risk		X
High-Yield Investment Risk	X	X
Interest Rate Risk	X	X
Issuer Risk	X	X
Liquidity Risk	X	X
Market Price Relative to NAV Risk		X
Market Risk	X	X
Mortgage- and Other Asset-Backed Securities Risk	X	X
New Fund Risk		X
Preferred Stock Risk	X	X
Prepayment and Extension Risk	X	X
Reinvestment Risk	X	X
Rule 144A and Other Exempted Securities Risk	X	X
Secondary Market Trading Risk		X
Sovereign Debt Risk	X	X
Unrated Securities Risks		X
U.S. Government Obligations Risk	X	X

Comparison of Management of the Funds. Columbia Threadneedle serves as investment manager to both Columbia Bond Fund and Columbia Core Bond ETF, providing the Funds with investment research, advice, overall portfolio management and trade execution. In its capacity as investment manager, Columbia Threadneedle manages the day-to-day operations of the Funds. For the fiscal year ended April 30, 2025, Columbia Bond Fund paid Columbia Threadneedle a management fee of 0.50% of the Fund’s average daily net assets before giving effect to the fee waiver described in more detail under “Summary – Fees and Expenses – Reorganization of Columbia Bond Fund into Columbia Core Bond ETF.” Because the Acquiring Fund has not yet commenced operations, no management fees have been paid to Columbia Threadneedle. The table below shows the current contractual advisory/management fee schedule for each of the Funds. Columbia Core Bond ETF’s management fee schedule will apply following completion of the Reorganization.

Columbia Core Bond ETF employs a unitary fee structure pursuant to which Columbia Threadneedle bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. The unitary fee structure is described in more detail under “Summary – Fees and Expenses.” Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of each share class of the Target Fund.

Columbia Bond Fund (Target Fund)		Columbia Core Bond ETF (Acquiring Fund)
Assets	Fee	Assets	Fee
Up to $500 million	0.500%	All Assets	0.320%
Greater than $500 million up to $1 billion	0.495%
Greater than $1 billion up to $2 billion	0.480%
Greater than $2 billion up to $3 billion	0.460%
Greater than $3 billion up to $6 billion	0.450%
Greater than $6 billion up to $7.5 billion	0.430%
Greater than $7.5 billion up to $9 billion	0.415%
Greater than $9 billion up to $12 billion	0.410%
Greater than $12 billion up to $20 billion	0.390%
Greater than $20 billion up to $24 billion	0.380%
Greater than $24 billion up to $50 billion	0.360%
Greater than $50 billion	0.340%

Each Fund is governed by the Board (comprised of the same individuals), which is responsible for overseeing the Fund. For a listing of members of the Board, please refer to each Fund’s Statement of Additional Information. Columbia Bond Fund and Columbia Core Bond ETF will have the same portfolio management teams. “Section B - Additional Information Applicable to the Acquiring Funds” below describes the employment history of the portfolio managers. The Statement of Additional Information for each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of distribution payment policies and pricing arrangements. Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company under the Code (as defined below) and generally will not have to pay any U.S. federal income or excise tax. The distribution payment policies of the Funds are different with respect to the timing of distributions to shareholders. Each Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, each Fund will declare and pay distributions of net investment income according to the following schedule:

	Declarations	Distributions
Columbia Bond Fund	Daily	Monthly

Columbia Core Bond ETF	Monthly	Monthly

The Fund may declare or pay distributions of net investment income more frequently. Each Fund generally pays cash distributions within five business days after the distribution was declared. Each time a distribution is made, the NAV per share is reduced by the amount of the distribution. With respect to the Target Fund, different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

Columbia Bond Fund and Columbia Core Bond ETF have substantially the same procedures for calculating their share prices and valuing their portfolio securities. The Funds determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Funds will not be priced on days that the NYSE is closed for trading. For more information about Columbia Core Bond ETF’s pricing procedures, you may refer to the section of this Combined Information Statement/Prospectus titled Section B – Additional Information Applicable to the Acquiring Funds—Determination of Net Asset Value.

Comparison of Performance. Historical performance information for Columbia Bond Fund is set forth below. Columbia Core Bond ETF is a newly-formed “shell” fund that has not yet commenced operations. Columbia Core Bond ETF has been organized solely in connection with the Reorganization to acquire substantially all of the assets and assume the liabilities of Columbia Bond Fund and continue the business of Columbia Bond Fund, except that Columbia Core Bond ETF will operate as an ETF instead of a mutual fund. Columbia Core Bond ETF will have no performance history prior to the Reorganization. Upon the Reorganization, the Acquiring Fund will assume the performance history of the Target Fund.

The following bar chart and table show you how Columbia Bond Fund has performed in the past, and can help you understand the risks of investing in Columbia Bond Fund. The bar chart shows how Columbia Bond Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges applicable to its Class A shares were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges shown in “Summary – Fees and Expenses – Reorganization of Columbia Bond Fund into Columbia Core Bond ETF” above) for the periods shown with a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class Inst shares for periods prior to its inception date.

Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of Columbia Bond Fund would have substantially similar annual returns because all share classes of Columbia Bond Fund invest in the same portfolio of securities.

The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares are higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

A Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Columbia Bond Fund

Class A – Annual Total Returns (calendar years 2015-2024)

Highest/Lowest quarterly results during this period were:

Highest	7.37%	(quarter ended December 31, 2023)
Lowest	(6.53)%	(quarter ended March 31, 2022)

The Target Fund’s year-to-date total return as of June 30, 2025: 4.77%

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Returns before taxes	(2.36)%	(1.07)%	0.96%
Returns after taxes on distributions	(3.99)%	(2.37)%	(0.39)%
Returns after taxes on distributions and sale of Fund shares	(1.41)%	(1.32)%	0.19%
Class Inst – Returns before taxes	2.77%	0.14%	1.70%
Class Inst2 – Returns before taxes	2.82%	0.23%	1.79%
Class Inst3 – Returns before taxes	2.85%	0.25%	1.85%
Class S – Returns before taxes	2.77%	0.14%	1.70%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or other taxes)	1.25%	(0.33)%	(1.35)%

SYNOPSIS OF REORGANIZATION 2: COLUMBIA INTEGRATED LARGE CAP GROWTH FUND INTO COLUMBIA LARGE CAP GROWTH ETF

Overview. Columbia Integrated Large Cap Growth Fund and Columbia Large Cap Growth ETF:

•	Have the same investment objective and are both diversified.

•	Have different fiscal year ends. Columbia Integrated Large Cap Growth Fund’s fiscal year end is August 31 and Columbia Select Large Cap Growth ETF’s fiscal year end is March 31.

•

Are structured as series of separate open-end management investment companies. Columbia Integrated Large Cap Growth Fund and Columbia Large Cap Growth ETF are each organized as a series of a Massachusetts business trust. Please see Exhibit C to this Combined Information Statement/Prospectus for more information regarding the differences between the rights of shareholders.

•

Have the same investment manager. Columbia Management Investment Advisers, LLC is an SEC-registered investment adviser to both Columbia Integrated Large Cap Growth Fund and Columbia Large Cap Growth ETF.

Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies. The investment objectives and principal investment strategies of Columbia Integrated Large Cap Growth Fund and Columbia Large Cap Growth ETF are set forth in the table below. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Both Columbia Integrated Large Cap Growth Fund’s and Columbia Large Cap Growth ETF’s investment policies with respect to 80% of their respective net assets may be changed by the Fund’s Board without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

The Funds have the same investment objectives and principal investment strategies.

	Columbia Integrated Large Cap Growth Fund (Target Fund)	Columbia Large Cap Growth ETF (Acquiring Fund)
Investment Objective	The Fund seeks to provide shareholders with capital appreciation.
Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies. These companies have market capitalizations in the range of companies in the Russell 1000® Growth Index (the Index) at the time of purchase (between $120.6 million and $4.3 trillion as of July 31, 2025). The market capitalization range and composition of companies in the Index are subject to change.

The Fund invests substantially in securities of U.S. issuers. The Fund generally invests in common stocks. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.

The Fund invests substantially in “growth” stocks, which are stocks of companies with long-term earnings growth potential. The Fund’s portfolio managers seek to invest in growth companies that are undervalued relative to their fundamentals and exhibit improving investor interest, such as positive price momentum, believing that such investments can outperform the equity market over a full market cycle, which can be measured from market peak to peak or from market trough to trough.

Comparison of Fundamental Investment Policies. Both Columbia Integrated Large Cap Growth Fund and Columbia Large Cap Growth ETF have adopted certain fundamental investment policies. Each Fund’s fundamental investment policies are identical, except for each Fund’s policy on diversification, which are substantially similar as reflected in the table below. Fundamental investment policies cannot be changed without the approval of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Policy	Columbia Integrated Large Cap Growth Fund (Target Fund)	Columbia Large Cap Growth ETF (Acquiring Fund)
Issuing Senior Securities	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Borrowing Money	The Fund will not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Lending Cash or Securities	The Fund will not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Investing in Commodities	The Fund will not purchase or sell commodities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Investing in Real Estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.
Diversification	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.
Concentration	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Policy	Columbia Integrated Large Cap Growth Fund (Target Fund)	Columbia Large Cap Growth ETF (Acquiring Fund)
Underwriting	The Fund will not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer where the Fund later resells such securities. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Comparison of Principal Risks. Columbia Large Cap Growth ETF is subject to the principal risks described in “Section B – Additional Information Applicable to the Acquiring Funds” below. Columbia Integrated Large Cap Growth Fund and Columbia Large Cap Growth ETF are subject to many of the same principal risks, but such risks differ primarily due to Columbia Large Cap Growth ETF’s structure as an ETF.

Principal Risks	Columbia Integrated Large Cap Growth Fund (Target Fund)	Columbia Large Cap Growth ETF (Acquiring Fund)
Active Management Risk	X	X
Authorized Participant Concentration Risk		X
Early/Late Close/Trading Halt Risk		X
Fund Shares Liquidity Risk		X
Growth Securities Risk	X	X
Issuer Risk	X	X
– Large-Cap Stock Risk	X	X
Market Price Relative to NAV Risk		X
Market (e.g., Stock Market) Risk	X	X
New Fund Risk		X
Secondary Market Trading Risk		X
Sector Risk	X	X
– Information Technology Sector Risk	X	X

Comparison of Management of the Funds. Columbia Threadneedle serves as investment manager to both Columbia Integrated Large Cap Growth Fund and Columbia Large Cap Growth ETF, providing the Funds with investment research, advice, overall portfolio management and trade execution. In its capacity as investment manager, Columbia Threadneedle manages the day-to-day operations of the Funds. For the fiscal year ended August 31, 2025, Columbia Integrated Large Cap Growth Fund paid Columbia Threadneedle a management fee of 0.75% of the Fund’s average daily net assets before giving effect to the fee waiver described in more detail under “Summary – Fees and Expenses – Reorganization of Columbia Integrated Large Cap Growth Fund into Columbia Large Cap Growth ETF.” Because the Acquiring Fund has not yet commenced operations, no management fees have been paid to Columbia Threadneedle. The table below shows the current contractual advisory fee schedule for each of the Funds. Columbia Large Cap Growth ETF’s management fee schedule will apply following completion of the Reorganization.

Columbia Large Cap Growth ETF employs a unitary fee structure pursuant to which Columbia Threadneedle bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. The unitary fee structure is described in more detail under “Summary – Fees and Expenses.” Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of each share class of the Target Fund.

Columbia Integrated Large Cap Growth Fund (Target Fund)		Columbia Large Cap Growth ETF (Acquiring Fund)
Assets	Fee	Assets	Fee
Up to $500 million	0.750%	All Assets	0.350%
Greater than $500 million up to $1 billion	0.700%
Greater than $1 billion up to $1.5 billion	0.650%
Greater than $1.5 billion up to $3 billion	0.600%
Greater than $3 billion up to $6 billion	0.580%
Greater than $6 billion up to $12 billion	0.560%
Greater than $12 billion	0.550%

Each Fund is governed by the Board (comprised of the same individuals), which is responsible for overseeing the Fund. For a listing of members of the Board, please refer to each Fund’s Statement of Additional Information. Columbia Integrated Large Cap Growth Fund and Columbia Large Cap Growth ETF will have the same portfolio management teams. “Section B—Additional Information Applicable to the Acquiring Funds” below describes the employment history of the portfolio managers. The Statement of Additional Information for each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of distribution payment policies and pricing arrangements. Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company under the Code (as defined below) and generally will not have to pay any U.S. federal income or excise tax. The distribution payment policies of the Funds are different with respect to the timing of distributions to shareholders. Each Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, each Fund will declare and pay distributions of net investment income according to the following schedule:

	Declarations	Distributions
Columbia Integrated Large Cap Growth Fund	Annually	Annually

Columbia Large Cap Growth ETF	Annually	Annually

Each Fund may declare or pay distributions of net investment income more frequently. Each Fund generally pays cash distributions within five business days after the distribution was declared. Each time a distribution is made, the NAV per share is reduced by the amount of the distribution. With respect to the Target Fund, different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

Columbia Integrated Large Cap Growth Fund and Columbia Large Cap Growth ETF have substantially the same procedures for calculating their share prices and valuing their portfolio securities. The Funds determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Funds will not be priced on days that the NYSE is closed for trading. For more information about Columbia Large Cap Growth ETF’s pricing procedures, you may refer to Columbia Large Cap Growth ETF’s prospectus, which accompanies this Combined Information Statement/Prospectus, under the section titled “Determination of Net Asset Value.”

Comparison of Performance. Historical performance information for Columbia Integrated Large Cap Growth Fund is set forth below. Columbia Large Cap Growth ETF is a newly-formed “shell” fund that has not yet commenced operations. Columbia Large Cap Growth ETF has been organized solely in connection with the Reorganization to acquire substantially all of the assets and assume the liabilities of Columbia Integrated Large Cap Growth Fund and continue the business of Columbia Integrated Large Cap Growth Fund, except that Columbia Large Cap Growth ETF will operate as an ETF instead of a mutual fund. Columbia Large Cap Growth ETF will have no performance history prior to the Reorganization. Upon the Reorganization, the Acquiring Fund will assume the performance history of the Fund.

The following bar chart and table show you how Columbia Integrated Large Cap Growth Fund has performed in the past, and can help you understand the risks of investing in Columbia Integrated Large Cap Growth Fund. The bar chart shows how Columbia Integrated Large Cap Growth Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges applicable to its Class A shares were reflected, returns shown would be lower. Class A share performance (without sales charges) is shown in the bar chart because Advisor Class shares are no longer offered by Columbia Integrated Large Cap Growth Fund and Class A shares are the oldest share class currently offered by Columbia Integrated Large Cap Growth Fund. The table below the bar chart compares Columbia Integrated Large Cap Growth Fund’s returns (after applicable sales charges shown in ”Summary – Fees and Expenses – Reorganization of Columbia Integrated Large Cap Growth Fund into Columbia Large Cap Growth ETF” above) for the periods shown with a broad measure of market performance, as well as another measure of performance for markets in which Columbia Integrated Large Cap Growth Fund may invest.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown include the returns of Columbia Integrated Large Cap Growth Fund’s Advisor Class shares (adjusted to reflect the higher class-related operating expenses of each share class, where applicable) for periods prior to its inception date. Advisor Class shares were offered prior to the inception date of each share class but have since been converted into Columbia Integrated Large Cap Growth Fund’s Class Inst shares.

Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of Columbia Integrated Large Cap Growth Fund would have substantially similar annual returns because all share classes of Columbia Integrated Large Cap Growth Fund invest in the same portfolio of securities.

The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. After-tax returns are shown for Class A shares because Advisor Class shares are no longer offered by Columbia Integrated Large Cap Growth Fund and Class A shares are the oldest share class currently offered by Columbia Integrated Large Cap Growth Fund.

Columbia Integrated Large Cap Growth Fund’s performance prior to January 21, 2022 reflects returns achieved by BMO Large-Cap Growth Fund (the “ILCG Predecessor Fund”), a series of BMO Funds, Inc. The ILCG Predecessor Fund was managed by BMO Asset Management Corp. and had the same investment objective and a substantially identical investment strategy to Columbia Integrated Large Cap Growth Fund.

A Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Columbia Integrated Large Cap Growth Fund

Highest/Lowest quarterly results during this period were:

Highest	24.24%	(quarter ended June 30, 2020)
Lowest	(18.54)%	(quarter ended June 30, 2022)

The Target Fund’s year-to-date total return as of June 30, 2025: 4.72%

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Returns before taxes	24.05%	16.15%	14.63%
Returns after taxes on distributions	20.70%	12.55%	11.52%
Returns after taxes on distributions and sale of Fund shares	16.77%	12.02%	11.03%
Class Inst – Returns before taxes	31.86%	17.78%	15.57%
Class Inst3 – Returns before taxes	32.03%	17.93%	15.72%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or other taxes)	33.36%	18.96%	16.78%
Russell 1000® Index (reflects no deductions for fees, expenses or other taxes)	24.51%	14.28%	12.87%

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of Each Reorganization. The Board has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this Combined Information Statement/Prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur in the first quarter of 2026, subject to receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals and satisfaction of closing conditions, each Reorganization may happen at any time agreed to by the applicable Target Fund and the applicable Acquiring Fund, which could be later than the first quarter of 2026.

•

Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund and, in exchange, the Acquiring Fund will assume all liabilities and obligations of the Target Fund and will issue Acquisition Shares to the Target Fund, with cash distributed in lieu of any fractional Acquisition Shares pursuant to the Agreement. (The liabilities and obligations of the Target Fund in the foregoing sentence, as defined in the Agreement, are referred to hereafter as the “Target Fund’s Obligations.”) Immediately after the closing of the Reorganizations, each Target Fund will liquidate and distribute pro rata to its shareholders of record of each class of shares, determined at the time of distribution, the Acquisition Shares received by the Target Fund, with respect to such class, with cash distributed in lieu of fractional Acquisition Shares.

•

The value of the net assets of the Target Fund and of the Acquisition Shares to be issued in a Reorganization will be computed as of the close of regular trading on the NYSE on the business day immediately preceding the Closing Date of such Reorganization (the “Valuation Date”) (following the redemption of any fractional shares pursuant to the Agreement). Under the Agreement, at the Closing, the NAV of your Target Fund shares will be determined pursuant to the Acquiring Fund’s valuation procedures. Target Fund shareholders will receive cash equivalent to the value of any fractional Acquisition Shares due to such shareholders in lieu of fractional Acquisition Shares. The redemption of shareholders’ fractional Acquisition Shares will be a taxable event for such shareholders holding such shares in a taxable account and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption. The number of Acquisition Shares to be issued in exchange for the Target Fund’s assets shall be determined by dividing the value of the aggregate net assets of the Target Fund (less the value of any cash delivered to the Target Fund for distribution to Target Fund shareholders in lieu of any fractional Acquisition Shares that would otherwise have been distributable to such shareholders) by the net asset value of one Acquisition Share as of the close of regular trading on the NYSE on the Valuation Date. For the avoidance of doubt, the Acquiring Fund will not issue fractional shares.

•

As a result, subject to certain exceptions described above, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders will not incur any sales charges, redemption fee, commission or other transactional fee in connection with receiving Acquisition Shares in the Reorganization.

•

Reorganization expenses will be borne by the Target Funds to the extent that such expenses do not exceed the anticipated reduction in expenses that shareholders of a Target Fund will realize in the first year following the Reorganization, if the Reorganizations are consummated. Any amounts in excess of this limit will be borne by Columbia Threadneedle. The expenses of the Reorganization of Columbia Bond Fund into the corresponding Acquiring Fund are estimated to be $241,700, and are expected to be borne in full by Columbia Bond Fund. The expenses of the Reorganization of Columbia Integrated Large Cap Growth Fund into the corresponding Acquiring Fund are estimated to be $234,255, and are expected to be borne in full by Columbia Integrated Large Cap Growth Fund. If a Reorganization does not occur, Columbia Threadneedle will bear all expenses associated with such Reorganization.

Conditions to Closing Each Reorganization. In order for a Reorganization to be completed, all closing conditions must be satisfied or waived. The completion of each Reorganization is subject to certain conditions described in the Agreement, including among others:

•	The Target Fund and the Acquiring Fund will each have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on SEC Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•

The Target Fund and the corresponding Acquiring Fund will have received a satisfactory opinion of tax counsel to the effect that, as described in more detail below in the section entitled “U.S. Federal Income Tax Status of the Reorganizations” and subject to the limitations set forth in that section, the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for the Acquisition Shares of the corresponding Acquiring Fund in connection with the Reorganization and the Target Fund will not recognize gain or loss as a direct result of the Reorganization (except with respect to cash received by the Target Fund shareholders in lieu of fractional Acquisition Shares).

Termination of the Agreement. The Agreement and the transactions contemplated by it may be terminated with respect to any Reorganization by mutual agreement of CFST I or CFST II, as applicable, and ETF Trust at any time prior to the closing thereof, or by either CFST I or CFST II, as applicable, or the ETF Trust in the event of a material breach of the Agreement by the other party or a failure of any condition precedent to the terminating party’s obligations under the Agreement. In the event of a termination of a Reorganization, expenses associated with that Reorganization will be borne by Columbia Threadneedle.

U.S. Federal Income Tax Status of the Reorganizations. Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and customary assumptions with respect to the Reorganization, for U.S. federal income tax purposes:

•

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares (and cash in lieu of fractional Acquisition Shares) and the assumption by the Acquiring Fund of all of the Target Fund’s Obligations, immediately followed by the pro rata distribution of all the Acquisition Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution and termination of the Target Fund immediately thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquisition Shares (and cash in lieu of fractional Acquisition Shares) and the assumption by the Acquiring Fund of all of the Target Fund’s Obligations.

•

No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all of the Target Fund’s Obligations or upon the distribution of the Acquisition Shares so received to the Target Fund’s shareholders in complete liquidation of the Target Fund.

•

No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Target Fund solely for Acquisition Shares (except with respect to cash received by the Target Fund shareholders in lieu of fractional Acquisition Shares).

•

The aggregate basis of the Acquisition Shares received by each Target Fund shareholder pursuant to the Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

•

The holding period of the Acquisition Shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held or treated as held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.

•

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

•	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held or treated as held by the Target Fund.

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

No private letter ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of a Reorganization. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If a Reorganization were consummated but the IRS or the courts determine that the Reorganization did not qualify as a tax-free reorganization under the Code, the applicable Target Fund would recognize gain or loss on the transfer of its assets to an Acquiring Fund and each shareholder of the applicable Target Fund would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquisition Shares it received in a Reorganization. Shareholders of a Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances, particularly if you hold shares in a taxable account.

A portion of the portfolio assets of each Target Fund is expected to be sold by the Target Fund prior to its Reorganization. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets and the holding period of such assets. Any capital gains recognized in these sales on a net basis, after reduction by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) and/or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Prior to the closing of the Reorganization, each Target Fund will declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains.

Assuming a Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the corresponding Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. A Reorganization is not expected to independently result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the corresponding Target

Fund. However, the capital loss carryforwards may subsequently become subject to an annual limitation as a result of sales of Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

Capitalization. The following tables show the capitalization of each Target Fund and each corresponding Acquiring Fund as of the dates indicated and on a pro forma basis, assuming the proposed Reorganizations had taken place as of the dates indicated.

Reorganization of Columbia Bond Fund into Columbia Core Bond ETF as of July 31, 2025

Fund	Net assets	Net asset value per share	Shares outstanding
Columbia Bond Fund (Target Fund)
Class A(1)	$110,430,117	$29.7254	3,715,011
Class Inst(1)	$95,020,194	$29.7226	3,196,898
Class Inst2(1)	$51,158,702	$29.6455	1,725,683
Class Inst3(1)	$737,773,788	$29.7872	24,768,165
Class S(1)	$6,588,659	$29.7235	221,665
Total	$1,000,971,460

Columba Core Bond ETF (Acquiring Fund) (Pro Forma)(2), (3)
ETF Shares	$1,000,729,760	$20.00	50,036,488
Total	$1,000,729,760

(1)

Shareholders of Columbia Bond Fund will each receive shares of Columbia Core Bond ETF upon closing of the Reorganization as contemplated in the Agreement. Columbia Core Bond ETF does not offer multiple share classes.

(2)

Columbia Core Bond ETF is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available. Adjustments reflect fractional share redemptions and one time reorganization, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $241,700 to be borne by Columbia Bond Fund as well as the adjustment to the number of shares outstanding attributable to Columbia Core Bond ETF’s initial NAV. Columbia Core Bond ETF is expected to launch at $20.00 NAV per share.

(3)

Assumes the Reorganization was consummated on July 31, 2025 and is for information purposes only. No assurance can be given as to how many shares of Columbia Core Bond ETF will be received by the shareholders of Columbia Core Bond ETF on the Closing Date of the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Columbia Core Bond ETF that actually will be received on or after such date.

Reorganization of Columbia Integrated Large Cap Growth Fund into Columbia Large Cap Growth ETF as of July 31, 2025

Fund	Net assets	Net asset value per share	Shares outstanding
Columbia Integrated Large Cap Growth Fund (Target Fund)
Class A(1)	$88,854,121	$22.7500	3,906,172
Class Inst(1)	$35,286,845	$23.3900	1,508,415
Class Inst3(1)	$89,345,894	$23.5000	3,801,633

Total	$213,486,860

Columbia Large Cap Growth ETF (Acquiring Fund)(Pro Forma)(2)(3)
ETF Shares	$213,252,605	$20.00	10,662,630
Total	$213,252,605

(1)

Shareholders of Columbia Integrated Large Cap Growth Fund will each receive shares of Columbia Large Cap Growth ETF upon closing of the Reorganization as contemplated in the Agreement. Columbia Large Cap Growth ETF does not offer multiple share classes

(2)

Columbia Large Cap Growth ETF is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available. Adjustments reflect fractional share redemptions and one time reorganization, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $234,255 to be borne by Columbia Integrated Large Cap Growth Fund as well as the adjustment to the number of shares outstanding attributable to Columbia Large Cap Growth ETF’s initial NAV. Columbia Large Cap Growth ETF is expected to launch at $20 NAV per share.

(3)

Assumes the Reorganization was consummated on July 31, 2025 and is for information purposes only. No assurance can be given as to how many shares of Columbia Large Cap Growth ETF will be received by the shareholders of Columbia Integrated Large Cap Growth Fund on the Closing Date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Columbia Large Cap Growth ETF that actually will be received on or after such date.

The information in the capitalization tables above is for informational purposes only. There is no assurance that the Reorganizations will be consummated. Moreover, if consummated, the capitalization of each Target Fund and Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Target Funds. Accordingly, the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after such date.

For Information regarding the principal shareholders for each Target Fund, see “Exhibit B – Principal Shareholders.”

Board Considerations. Each Reorganization was reviewed and unanimously approved with respect to each Target Fund at a meeting of the Board, with the advice and assistance of Fund counsel and independent legal counsel to the Board. At a regular meeting of the Board and Committees thereof in September 2025, the Board considered the Reorganization of each Target Fund, as proposed by Columbia Threadneedle. In connection with those Board and Committee member meetings, Columbia Threadneedle and its affiliates provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by each Board and Committee member at those meetings.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”) thereof voting separately, approved the Reorganization of each Target Fund. Prior to doing so, a majority of the Board, including a majority of the Independent Trustees, determined that participation by each Target Fund in its Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

In considering each proposed Reorganization, the Board considered the following significant factors, among others and in no order of priority:

•	each Reorganization was recommended by Columbia Threadneedle as the investment manager to the Target Funds and the Acquiring Funds;

•	the terms and conditions of each Reorganization;

•

the total annual operating expenses that shareholders of each Target Fund are expected to experience as shareholders of the corresponding Acquiring Fund after the applicable Reorganization relative to the total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursements currently borne by such shareholders, including that such expenses are expected to decline as a result of the Reorganization (see the sections above entitled “Fees and Expenses” contained in the synopsis of each Reorganization in “Section A – The Reorganizations”);

•	the identical investment objectives, policies and strategies and substantially similar risks of each Acquiring Fund to its corresponding Target Fund;

•

the Reorganizations are not anticipated to result in the decline in the level of portfolio management services provided to each Target Fund, as the same individuals responsible for the day-to-day portfolio management of a Target Fund will be responsible for the day-to-day portfolio management of the corresponding Acquiring Fund following the closing of the Reorganizations;

•

the potential benefits to shareholders of an ETF structure, including: (1) through the use of in-kind transactions in connection with creations and redemptions of shares of an Acquiring Fund, which may contribute to lower portfolio transaction costs and greater tax efficiency; (2) less cash drag on performance because each Acquiring Fund is not required to buy back or redeem shares directly from retail shareholders and, as a result, portfolio managers do not have to maintain cash in order to provide liquidity for redemptions; and (3) more flexible trading of ETF shares because investors have the ability to buy or sell ETF shares throughout the day at the current market price;

•

the tax efficiencies of an ETF structure as compared to a mutual fund structure, including that ETFs typically acquire securities from and deliver securities to Authorized Participants in the creation and redemption process on an in-kind basis and avoid the realization of taxable capital gains within the ETF in such transactions. Accordingly, investors in an ETF frequently are only subject to capital gains taxes on their investment in the ETF when they sell their ETF shares. In contrast, when portfolio securities are sold within a mutual fund, the sale can cause the recognition of capital gains within the mutual fund that generally would cause a taxable distribution to all shareholders of the mutual fund—even if the shareholders may have an unrealized loss on their overall mutual fund investment. As a result, shareholders of an Acquiring Fund may pay less in taxes than they would if they held similar investments in the corresponding Target Fund, although no assurances can be given in this regard;

•

each Reorganization is anticipated to be treated as a tax-free reorganization for federal income tax purposes. Accordingly, it is expected that, with respect to each Reorganization, shareholders of the applicable Target Fund will recognize no gains or losses on the exchange of their Target Fund shares for shares of the corresponding Acquiring Fund (except with respect to cash received by the Target Fund shareholders in lieu of fractional Acquisition Shares), the Target Fund will recognize no gains or losses on the transfer of its assets to the Acquiring Fund, the Acquiring Fund will recognize no gain or loss on receipt of the assets of the Target Fund, and the Acquiring Fund will acquire the Target Fund’s assets with the same tax basis and tax holding periods such assets had in the Target Fund’s hands immediately prior to the Reorganization. (see “U.S. Federal Income Tax Status of the Reorganizations” above);

•	the management and administrative fees of each Target Fund as compared to the management fees (the unitary fee) of its corresponding Acquiring Fund;

•

the daily transparency of portfolio holdings of the Acquiring Funds, which will allow for trading participants to manage their risk and more accurately price shares in the secondary market and will offer financial advisors and their clients an understanding of their portfolio risk each day;

•	each Acquiring Fund will be able to maintain the corresponding Target Fund’s performance track record, which will assist in marketing and distribution efforts;

•

the service provider arrangements for the Acquiring Funds, including the expense structure, as well as the distribution capabilities of Columbia Threadneedle and its affiliates and third-party service providers; and

•

the expenses of each Reorganization are expected to be borne by the applicable Target Fund, to the extent that such fees and expenses do not exceed the anticipated reduction in expenses that shareholders of the Target Fund will realize in the first year following its Reorganization. Any amounts in excess of this limit will be borne by Columbia Threadneedle. If a Reorganization does not occur, Columbia Threadneedle will bear all expenses associated with such Reorganization.

The Board also considered that there may be circumstances where a Target Fund shareholder will not be able to hold shares of the corresponding Acquiring Fund. Shareholders of each Target Fund must have a brokerage account that is permitted to hold ETF shares in order to transact in shares of the corresponding Acquiring Fund. Acquisition Shares will be held by a transfer agent of the applicable Acquiring Fund for any Target Fund shareholder (other than those retirement plan and account shareholders identified below) who does not have an appropriate brokerage account at the time of the Target Fund’s Reorganization; this arrangement will provide one year (from the Closing Date of the applicable Reorganization) for such shareholders to establish brokerage accounts, after which the shares will be liquidated and the cash will be distributed to such shareholders. Additionally, omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem a Target Fund’s shares prior to its Reorganization.

Finally, the Board considered that because the Acquiring Funds do not issue fractional shares, Target Fund shareholders will receive cash equivalent to the value of fractional Acquisition Shares due to such shareholders, the distribution of which is expected to be de minimis and will be a taxable event to any such shareholder holding shares in a taxable account.

In their deliberations, the Board members did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Board also evaluated the information available to it on a Target Fund-by-Target Fund basis, and made determinations separately in respect of each Target Fund.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization of each Target Fund as proposed by Columbia Threadneedle is in the best interests of the Target Fund and its respective shareholders and that the interests of the existing shareholders of the Target Funds will not be diluted as a result of the applicable Reorganization. The Board, including the Independent Trustees, unanimously approved the Reorganization of each Target Fund.

SECTION B — ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRING FUNDS

Below is information regarding the Acquiring Funds. All references to a “Fund” in this Section B refer to each of the Acquiring Funds, unless otherwise noted. This Section B may describe share classes not offered pursuant to this Combined Information Statement/Prospectus.

Principal Risks of the Acquiring Funds

An investment in an Acquiring Fund involves risks. The table below identifies the principal risks of investing in the Acquiring Funds. Descriptions of these risks are provided below the table. There is no assurance that an Acquiring Fund will achieve its investment objective and you may lose money. The value of an Acquiring Fund’s holdings may decline, and an Acquiring Fund’s NAV and share price may go down. Shares of a Fund bought on a trading exchange may fluctuate and you could lose money. An investment in an Acquiring Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in an Acquiring Fund will vary over time depending on the composition of the Acquiring Fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to an Acquiring Fund.

Risk Factor	Columbia Core Bond ETF	Columbia Large Cap Growth ETF
Active Management Risk	X	X
Authorized Participant Concentration Risk	X	X
Changing Distribution Level Risk	X
Counterparty Risk	X
Credit Risk	X
Derivatives Risk	X
Derivatives Risk – Futures Contracts Risk	X
Derivatives Risk – Swaps Risk	X
Early/Late Close/Trading Halt Risk	X	X
Foreign Securities Risk	X
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk	X
Frequent Trading Risk	X
Fund Shares Liquidity Risk	X	X
Growth Securities Risk		X
High Yield Investments Risk	X
Interest Rate Risk	X
Issuer Risk	X	X
Large-Cap Stock Risk		X
Liquidity Risk	X
Market Price Relative to NAV Risk	X	X
Market Risk	X	X
Mortgage- and Other Asset-Backed Securities Risk	X
New Fund Risk	X	X
Preferred Stock Risk	X
Prepayment and Extension Risk	X
Reinvestment Risk	X
Rule 144A and Other Exempted Securities Risk	X
Secondary Market Trading Risk	X	X
Sector Risk		X

Risk Factor	Columbia Core Bond ETF	Columbia Large Cap Growth ETF
Information Technology Sector Risk		X
Sovereign Debt Risk	X
Unrated Securities Risk	X
U.S. Government Obligations Risk	X

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability, including relative to other ETFs.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step for ward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.

Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s Ratings), Fitch Ratings, Inc. (Fitch), Morningstar DBRS (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.

Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while potentially exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk — Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while potentially exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk — Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while potentially exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Early/Late Close/Trading Halt Risk. An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities.

Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by the fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Additionally, the Fund’s foreign investments may trade in markets that may not be open on the same day or at the same time as the Fund, or foreign markets may close after the Fund has calculated its NAV for a given business day, which may cause a difference in the market price of such foreign securities and the value attributed to such securities by the Fund which in turn may result in a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs.

Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage- backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.

High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.

Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund and could result in a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs.

Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions of creation units, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of the Fund’s underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of the Fund’s underlying portfolio securities could in turn lead to a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs.

Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Columbia Threadneedle cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.

Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions and could result in a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

New Fund Risk. The Fund is a newly formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.

Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates decrease or spreads narrow on such investments, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of an investment beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on investments with higher interest rates or wider spreads.

Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.

Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk. The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.

Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors, including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that group of industries or economic sector.

Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.

Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.

Unrated Securities Risks. The Fund may purchase unrated securities which are not rated by a rating agency. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Investment Manager may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Investment Manager’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Portfolio Managers. Information about the portfolio managers primarily responsible for overseeing each Acquiring Fund’s investments is shown below. Each Acquiring Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of shares of each Acquiring Fund.

Columbia Core Bond ETF

Portfolio Manager	Title	Role with Fund	Since
Jason Callan	Senior Portfolio Manager Co- Head of Structured Assets, and Head of Core & Core Plus	Lead Portfolio Manager	Commencement of operations
Gene Tannuzzo, CFA	Managing Director and Global Head of Fixed Income	Portfolio Manager	Commencement of operations
Alex Christensen, CFA	Portfolio Manager	Portfolio Manager	Commencement of operations
Ed Al-Hussainy, CFA	Portfolio Manager	Portfolio Manager	Commencement of operations

Mr. Callan joined Columbia Threadneedle in 2007. Mr. Callan began his investment career in 2003 and earned a B.S. from the University of Minnesota and an M.B.A. from the University of Minnesota Carlson School of Management.

Mr. Tannuzzo joined Columbia Threadneedle in 2003. Mr. Tannuzzo began his investment career in 2003 and earned a B.S.B. and an M.B.A. from the University of Minnesota Carlson School of Management.

Mr. Christensen joined Columbia Threadneedle in 2015. Mr. Christensen began his investment career in 2014 and earned a B.A. in Economics and Political Science from Washington University in St. Louis and a MSc in Economics from the London School of Economics.

Mr. Al-Hussainy joined Columbia Threadneedle in 2015. Mr. Al-Hussainy began his investment career in 2010 and earned a B.A. in Mathematics and Economics from Colgate University and a Master’s of Public Administration degree in Economics and International Development from Harvard University.

Columbia Large Cap Growth ETF

Portfolio Manager	Title	Role with Fund	Since
Jason Hans, CFA	Senior Portfolio Manager	Co-Portfolio Manager	Commencement of operations
Oleg Nusinzon, CFA	Senior Portfolio Manager	Co-Portfolio Manager	Commencement of operations
Raghavendran Sivaraman, Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	Commencement of operations

Mr. Hans joined Columbia Threadneedle in December 2021. He previously served as a Director and Portfolio Manager at BMO Asset Management Corp., which he joined in 2008. Mr. Hans began his investment career in 1998 and earned a B.S. from Miami University and an M.B.A. from the University of Notre Dame.

Mr. Nusinzon joined Columbia Threadneedle in October 2020. Prior to joining Columbia Threadneedle, Mr. Nusinzon was a Director and a Lead Portfolio Manager at PanAgora Asset Management. Mr. Nusinzon began his investment career in 1997 and earned a B.S.E. from the University of Pennsylvania and an M.B.A. from the Chicago Booth School of Business.

Dr. Sivaraman joined one of Columbia Threadneedle’s legacy firms or acquired business lines in 2007. Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.

Additional Investment Strategies and Policies. This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.

In addition to any instruments mentioned in the Fund’s principal investment strategies, the Fund may also invest in derivatives, including forward contracts (including forward foreign currency contracts), futures (including equity futures and index futures), options (including options on futures) and swaps (including portfolio and total return swaps), as well as cash, cash equivalents and money market instruments, such as repurchase agreements and money market funds (including affiliated money market funds).

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this Combined Information Statement/Prospectus or as otherwise required by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s investment in the security or asset.

Holding Other Kinds of Investments

The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Fund’s SAI. The Fund may choose not to invest in certain securities described herein and in the Fund’s SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s Form N-CSR or by visiting columbiathreadneedleus.com/etfs.

Transactions in Derivatives

The Fund may enter into derivative transactions. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as “SOFR”)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, regulations governing the use of derivatives by registered investment companies, such as the Fund, require, among other things, that a fund that invests in derivative instruments beyond a specified limited amount apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is required to maintain a comprehensive derivatives risk management program. For more information on the risks of derivative investments and strategies, see the Fund’s SAI.

Affiliated Funds Investing in the Fund

Columbia Threadneedle or an affiliate serves as investment adviser to funds using the Columbia brand (“Columbia Funds”), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as “Underlying Funds”), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and Columbia Threadneedle seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of

Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although Columbia Threadneedle or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when Columbia Threadneedle or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. Columbia Threadneedle or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Investing in Money Market Funds

The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by Columbia Threadneedle or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” above for more information.

Fund Website and Disclosure of Portfolio Holdings

Information about the Fund may be found at columbiathreadneedleus.com/etfs. Among other things, this website includes the Summary Prospectus, the prospectus and the SAI, when available, the Fund’s annual and semiannual reports and information on the Fund’s net asset value, market price, premiums/discounts, and bid-ask spreads, among other information.

Each day the Fund is open for business, it publicly disseminates the Fund’s full portfolio holdings as of the close of the previous business day through its website at columbiathreadneedleus.com/etfs. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which may be delivered in exchange for purchases and redemptions of Creation Units as discussed below and in the SAI, are publicly disseminated each business day prior to the opening of trading on the Exchange via the National Securities Clearing Corporation (“NSCC”).

Additional Information on Portfolio Turnover

A fund that replaces, or turns over, more than 100% of its investments in a year may be considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for U.S. federal income tax purposes. Also, a high portfolio turnover rate can mean higher brokerage commissions and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions and other transaction costs will have on its returns. The Fund may sell securities regardless of how long they’ve been held. A higher portfolio turnover rate may reduce the relative potential tax efficiency of the Fund compared with traditional mutual funds except potentially in cases where accomplished through redemptions in kind.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the “Section A – The Reorganizations – Summary—Fees and Expenses” section of this Combined Information Statement/Prospectus, generally are based on estimated expenses for the Fund’s current fiscal period and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratio reflects the Fund’s fee arrangements as of the date of this Combined Information Statement/Prospectus. In general, the Fund’s expense ratio will increase as its net assets decrease, such that the Fund’s actual expense ratio may be higher than the expense ratio presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by Columbia Threadneedle and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratio that would otherwise result because of a decrease in the Fund’s assets in the current fiscal period. The Fund’s annual operating expenses are comprised of (i) investment management fees and other expenses.

Primary Service Provider Contracts

The Fund enters into contractual arrangements (“Service Provider Contracts”) with various service providers, including, among others, the Investment Manager, the administrator, the distributor, the transfer agent and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, the Fund’s prospectus, SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.

The Investment Manager

Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser to the Columbia Funds, including the Fund. Columbia Threadneedle is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise

Financial”). Columbia Threadneedle’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, Columbia Threadneedle acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Threadneedle manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. Columbia Threadneedle may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. Columbia Threadneedle is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.

The SEC has issued an order that permits Columbia Threadneedle, subject to the approval of the Board, to appoint affiliated and unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. Columbia Threadneedle and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Threadneedle discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, Columbia Threadneedle has not engaged any investment subadviser for the Fund.

The Fund pays Columbia Threadneedle a fee for its investment management services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. The fee is 0.32%, with respect to Columbia Core Bond ETF, and 0.35%, with respect to Columbia Large Cap Growth ETF, of the Fund’s average daily net assets on all assets. In return for this fee (which is sometimes referred to as a unitary or unified fee), Columbia Threadneedle has agreed to pay the operating costs and expenses of the Fund other than the following expenses, which will be paid by the Fund: taxes, interest incurred on borrowing by the Fund, if any, brokerage fees and commissions, interest and fee expense related to the Fund’s participation in inverse floater structures and any other portfolio transaction expenses, infrequent and/or unusual expenses, including without limitation litigation expenses, expenses incurred in connection with lending securities, and any other expenses approved by the Board.

A discussion regarding the basis for the Board’s approval of the adoption of the Fund’s investment management services agreement with Columbia Threadneedle will be available in the Fund’s first Form N-CSR.

Other Service Providers

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

State Street Bank and Trust Company, One Congress Street, Boston, MA 02114, serves as administrator, fund accountant, transfer agent and custodian for the Fund.

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

Columbia Threadneedle provides various services to the Fund and other Columbia Funds for which it is compensated. Ameriprise Financial and its affiliates may also provide other services to these funds and be compensated for them.

Columbia Threadneedle and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of Columbia Threadneedle, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Threadneedle and other Ameriprise Financial affiliates related to the management/administration of the Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by Columbia Threadneedle and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/ managed by Columbia Threadneedle and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Threadneedle and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including Columbia Threadneedle, and the Fund.

Columbia Threadneedle and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services—Other Roles and Relationships of Ameriprise Financial and its Affiliates—Certain Conflicts of Interest section of each Acquiring Fund’s SAI. Investors should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their business activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s Form N-CSR and SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

Buying and Selling Acquiring Fund Shares. Shares of the Acquiring Funds are issued or redeemed by the Fund at NAV per share only in Creation Units of 50,000 shares.

Shares trade on the secondary market, which is where most retail investors will buy and sell shares. It is expected that only a limited number of institutional investors will purchase and redeem shares directly from the Fund. Thus, certain information in the Fund’s prospectus is not relevant to most retail investors. For example, information about buying and redeeming Creation Units directly from the Fund and about transaction fees imposed on such purchases and redemptions is not relevant to most retail investors.

Except when aggregated in Creation Units, the Acquiring Fund’s shares are not redeemable with the Fund. Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Buying and Selling Acquiring Fund Shares on the Secondary Market

The Fund issues or redeems its shares at NAV per share only in Creation Units and only to Authorized Participants (or “APs”). Most investors will buy and sell shares in secondary market transactions through brokers or other financial intermediaries, and therefore must have an account with them to buy and sell shares. Shares can be bought or sold through your financial intermediary throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a financial intermediary, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which you buy or sell shares (i.e., the market price) may be more (a premium to) or less than (a discount to) the NAV of the shares. Unless imposed by your financial intermediary, there is no minimum dollar amount you must invest in the Fund and no minimum number of shares you must buy. The Fund accommodates frequent purchases and redemptions of Creation Units by Authorized Participants and does not place a limit on purchases or redemptions of Creation Units by these investors. The Fund reserves the right, but does not have the obligation, to reject any purchase or redemption transaction at any time. With respect to foreign common stocks, the Fund may pay redemption proceeds more than seven (but no more than fifteen) calendar days after the Fund’s shares are tendered for redemption as a result of local market holidays.

Shares of Columbia Core Bond ETF are listed on NYSE Arca under the symbol: CRUX

Shares on Columbia Large Cap Growth ETF are listed on NYSE Arca under the symbol: REGS

NYSE Arca is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling shares on the Exchange or in the secondary markets, please contact your financial intermediary.

Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, is the registered owner of all outstanding shares of the Fund and is recognized as the owner of all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of Fund Shares certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your financial intermediary, which will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your financial intermediary also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.

Share Trading Prices. The trading prices of the Fund’s shares may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand for the Fund’s shares, the prices of the Fund’s investments, economic conditions and other factors. The Exchange or another market information provider intends to disseminate the approximate value of the Fund’s portfolio every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.

Additional Information about Buying and Selling Acquiring Fund Shares

Continuous Offering. Authorized Participants should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that Authorized Participants perform with respect to the sale of shares could, depending on the circumstances, result in Authorized Participants being deemed to be a participant in the distribution, in a manner that could render Authorized Participants a statutory underwriter and subject Authorized Participants to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, Authorized Participants could be deemed a statutory underwriter if Authorized Participants purchase Creation Units from the issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if Authorized Participants choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter for purposes of the Securities Act depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause Authorized Participants to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an unsold allotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Active Investors and Market Timing

With respect to each Acquiring Fund, the Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because investors primarily transact in Fund shares on the secondary market. Frequent trading of shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains or otherwise harm Fund shareholders because these trades do not involve the issuance or redemption of Fund shares.

The Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between an Authorized Participant and the Distributor, and accepted by the Transfer Agent, principally in exchange for a basket of securities. With respect to such trades directly with the Fund to the extent effected in-kind (i.e., for securities), they generally would not cause the harmful effects that may result from frequent cash trades.

The Board recognizes that to the extent that the Fund allows or requires trades to be effected in whole or in part in cash, those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. The Board also recognizes, however, that direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the Fund may employ fair valuation pricing to minimize the potential for dilution. Moreover, the Fund imposes transaction fees on purchases and redemptions of Creation Units reflecting the fact that the Fund’s costs increase in those circumstances. The Fund reserves the right to impose additional restrictions on disruptive, excessive or short-term purchases.

Determination of Net Asset Value

FUNDamentalsTM
NAV Calculation
The Fund calculates its NAV as follows:
[(Value of assets) NAV = – (Liabilities)] / (Number of shares outstanding)

FUNDamentalsTM
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. For purposes of this section only, the Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Nonetheless, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Columbia Threadneedle as the Fund’s valuation designee. Columbia Threadneedle, in turn, has authorized its valuation committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.

If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security’s fair value pursuant to the Valuation Policy. In addition, Columbia Threadneedle may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when Columbia Threadneedle uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund’s performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Distributions and Taxes

Distributions to Shareholders. A fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).

Funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund—which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole shares of the distributing Fund purchased in the secondary market. Without this service, investors would receive their distributions in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company within the meaning of the Code and generally will not have to pay any federal income or excise tax on income or gains it distributes in a timely manner to its shareholders in the form of dividends. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Fund	Declaration Schedule	Distribution Schedule
Columbia Core Bond ETF	Monthly	Monthly
Columbia Large Cap Growth ETF	Annually	Annually

The Fund may declare or pay distributions of net investment income more frequently.

Each time a distribution is made, the NAV per share is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for their shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed.

Taxes. You should be aware of the following considerations applicable to the Fund:

•

The Fund has elected and intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Fund qualifies for treatment as a regulated investment company, the Fund may be subject to federal excise tax on certain undistributed income or gains.

•

Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares. Certain events may require the Fund to sell significant amounts of appreciated securities and make large dividends relative to the Fund’s NAV. Such events may include portfolio rebalancing or fund mergers. The Fund generally provides estimates of expected capital gain dividends (if any) prior to the distribution on columbiathreadneedleus.com/etfs.

•

From time to time, a distribution from the Fund could constitute a return of capital. A return of capital is a return of an amount of your original investment and is not a distribution of income or capital gain from the Fund. Therefore, a return of capital is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares (but not below zero), with any amounts exceeding such basis generally taxable as capital gain.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•

Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale or redemption of shares of the Fund.

•

Certain derivative instruments when held in the Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

•

Generally, a Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options on a broad-based index, and the Fund holds such option at the end of its taxable year, the Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term capital gain or loss, as described further in the Funds’ SAI.

•

Income and proceeds received by the Fund from sources within foreign countries may be subject to foreign taxes. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim a foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

A sale or redemption of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales or redemptions of Fund shares, including those paid in securities or other instruments, usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

In the case of sales of Fund shares in the secondary market, your broker will be responsible for furnishing tax reporting information for Fund shares held in a nonqualified account, shareholder reports, and other communications from the Fund. For sales of Fund shares acquired in a nonqualified account after 2011, your broker is required to report basis and holding period information to you and the Internal Revenue Service (IRS). Your broker may offer a choice of basis calculation methods. Contact your broker to determine which basis methods are available for your account.

•

The Fund or, in the case of sales of Fund shares in the secondary market, your broker, will generally be required by federal law to withhold tax on any distributions and proceeds paid to you if you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund or its agent, or your broker, as the case may be, that withholding does not apply.

•

For Authorized Participants Purchasing and Redeeming in Creation Units: An Authorized Participant that exchanges equity securities for one or more Creation Units will generally recognize a gain or a loss on the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Unit(s) at the time and, (ii) the exchanger’s aggregate basis in the securities surrendered plus (or minus) the Cash Component paid (or received). A person who redeems one or more Creation Units for equity securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Unit(s) and, (ii) the aggregate market value of the securities received plus (or minus) the Cash Component received (or paid). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Unit(s) cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible. Any capital gain or loss realized upon a redemption of one or more Creation Units is generally treated as long-term capital gain or loss if the Creation Unit(s) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. Authorized Participants who are dealers in securities are subject to different tax treatment on the exchange for and redemption of Creation Units. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.

FUNDamentalsTM
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the Funds’ SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Premium/Discount Information. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at columbiathreadneedle.com/etfs.

Exhibit A

Financial Highlights

As of the date of this Combined Information Statement/Prospectus, the Acquiring Funds have not commenced operations. Therefore, the Acquiring Funds do not have financial highlight information.

Financial Highlights — Columbia Bond Fund

The following table is intended to help you understand Columbia Bond Fund’s (the “Bond Fund”) financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Bond Fund’s portfolio turnover rate may be higher. The information below has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose reports, along with Bond Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2025	$28.40	1.21	1.47	2.68	(1.20)	—	(1.20)
Year Ended 4/30/2024	$29.78	1.20	(1.36)	(0.16)	(1.22)	—	(1.22)
Year Ended 4/30/2023	$31.39	0.93	(1.62)	(0.69)	(0.92)	—	(0.92)
Year Ended 4/30/2022	$35.38	0.50	(4.00)	(3.50)	(0.49)	—	(0.49)
Year Ended 4/30/2021(e)	$34.88	0.69	1.39	2.08	(0.72)	(0.86)	(1.58)
Institutional Class
Year Ended 4/30/2025	$28.40	1.28	1.46	2.74	(1.27)	—	(1.27)
Year Ended 4/30/2024	$29.78	1.27	(1.36)	(0.09)	(1.29)	—	(1.29)
Year Ended 4/30/2023	$31.38	1.01	(1.61)	(0.60)	(1.00)	—	(1.00)
Year Ended 4/30/2022	$35.37	0.59	(4.01)	(3.42)	(0.57)	—	(0.57)
Year Ended 4/30/2021(e)	$34.88	0.78	1.38	2.16	(0.81)	(0.86)	(1.67)
Institutional 2 Class
Year Ended 4/30/2025	$28.32	1.29	1.47	2.76	(1.28)	—	(1.28)
Year Ended 4/30/2024	$29.70	1.29	(1.37)	(0.08)	(1.30)	—	(1.30)
Year Ended 4/30/2023	$31.30	1.06	(1.64)	(0.58)	(1.02)	—	(1.02)
Year Ended 4/30/2022	$35.28	0.61	(3.99)	(3.38)	(0.60)	—	(0.60)
Year Ended 4/30/2021(e)	$34.78	0.80	1.39	2.19	(0.83)	(0.86)	(1.69)
Institutional 3 Class
Year Ended 4/30/2025	$28.46	1.31	1.47	2.78	(1.30)	—	(1.30)
Year Ended 4/30/2024	$29.84	1.31	(1.37)	(0.06)	(1.32)	—	(1.32)
Year Ended 4/30/2023	$31.45	1.04	(1.61)	(0.57)	(1.04)	—	(1.04)
Year Ended 4/30/2022	$35.45	0.63	(4.01)	(3.38)	(0.62)	—	(0.62)
Year Ended 4/30/2021(e)	$34.95	0.79	1.42	2.21	(0.85)	(0.86)	(1.71)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2025	$29.88	9.56%	0.89	%(c)	0.74	%(c),(d)	4.09%	228%	$107,609
Year Ended 4/30/2024	$28.40	(0.53%)	0.90	%(c)	0.75	%(c),(d)	4.15%	262%	$87,324
Year Ended 4/30/2023	$29.78	(2.12%)	0.91	%(c)	0.77	%(c),(d)	3.10%	260%	$78,406
Year Ended 4/30/2022	$31.39	(10.02%)	0.90	%(c)	0.77	%(c),(d)	1.44%	224%	$81,291
Year Ended 4/30/2021(e)	$35.38	5.96%	0.91	%(c)	0.77	%(c),(d)	1.92%	227%	$99,681
Institutional Class
Year Ended 4/30/2025	$29.87	9.79%	0.64	%(c)	0.49	%(c),(d)	4.34%	228%	$88,957
Year Ended 4/30/2024	$28.40	(0.28%)	0.65	%(c)	0.50	%(c),(d)	4.39%	262%	$66,225
Year Ended 4/30/2023	$29.78	(1.84%)	0.66	%(c)	0.52	%(c),(d)	3.37%	260%	$89,875
Year Ended 4/30/2022	$31.38	(9.80%)	0.65	%(c)	0.52	%(c),(d)	1.69%	224%	$76,311
Year Ended 4/30/2021(e)	$35.37	6.19%	0.66	%(c)	0.52	%(c),(d)	2.18%	227%	$80,542

Institutional 2 Class
Year Ended 4/30/2025	$29.80	9.90%	0.59	%(c)	0.44	%(c)	4.39%	228%	$33,803
Year Ended 4/30/2024	$28.32	(0.23%)	0.59	%(c)	0.44	%(c)	4.45%	262%	$28,277
Year Ended 4/30/2023	$29.70	(1.78%)	0.59	%(c)	0.45	%(c)	3.58%	260%	$31,528
Year Ended 4/30/2022	$31.30	(9.74%)	0.58	%(c)	0.45	%(c)	1.76%	224%	$12,075
Year Ended 4/30/2021(e)	$35.28	6.24%	0.60	%(c)	0.45	%(c)	2.23%	227%	$10,058
Institutional 3 Class
Year Ended 4/30/2025	$29.94	9.92%	0.54	%(c)	0.39	%(c)	4.44%	228%	$763,812
Year Ended 4/30/2024	$28.46	(0.16%)	0.54	%(c)	0.39	%(c)	4.51%	262%	$662,870
Year Ended 4/30/2023	$29.84	(1.74%)	0.54	%(c)	0.40	%(c)	3.47%	260%	$752,943
Year Ended 4/30/2022	$31.45	(9.70%)	0.53	%(c)	0.40	%(c)	1.81%	224%	$836,474
Year Ended 4/30/2021(e)	$35.45	6.31%	0.55	%(c)	0.40	%(c)	2.22%	227%	$925,195

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)		Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class S
Year Ended 4/30/2025(f)	$30.49	0.74	(0.63	)(g)	0.11	(0.73)	—	(0.73)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class S
Year Ended 4/30/25(f)	$29.87	0.41%	0.65	%(c)	0.49	(c)	4.40%	228%	$6,722

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Bond Fund bears directly, the Bond Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Bond Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	4/30/2025	4/30/2024	4/30/2023	4/30/2022	4/30/2021
Class A	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class S	0.01%	—%	—%	—%	—%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(f)	Class S shares commenced operations on October 2, 2024. Per share data and total return reflect activity from that date.
(g)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Bond Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.

Financial Highlights — Columbia Integrated Large Cap Growth Fund

The following table is intended to help you understand Columbia Integrated Large Cap Growth Fund’s (the “Growth Fund”) financial performance for the past five fiscal years. Certain information reflects financial results for a single Growth Fund share. For periods ended 2022 and thereafter, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Growth Fund assuming all dividends and distributions had been reinvested. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Growth Fund’s portfolio turnover rate may be higher. The information for the six-month period ended February 28, 2025 is unaudited. The information below for the fiscal years ending August 31, 2024 and August 31, 2023 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Growth Fund’s financial statements, is included in the Growth Fund’s Form N-CSR, which is available upon request. The information for the fiscal year ended August 31, 2022 has been derived from the financial statements audited by the Growth Fund’s former independent registered public accounting firm and, for the fiscal years ended on or prior to August 31, 2021, the ILCG Predecessor Fund’s independent registered public accounting firm.

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income		Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/28/2025 (Unaudited)	$21.72	(0.01)	1.95	1.94	—		(2.80)	(2.80)
Year Ended 8/31/2024	$16.48	(0.03)	5.27	5.24	(0.00	)(e)	—	(0.00	)(e)
Year Ended 8/31/2023	$18.13	0.02	2.69	2.71	(0.03)		(4.33)	(4.36)
Year Ended 8/31/2022	$27.22	0.03	(4.40)	(4.37)	(0.01)		(4.71)	(4.72)
Year Ended 8/31/2021(g)	$22.22	(0.01)	6.77	6.76	(0.04)		(1.72)	(1.76)
Year Ended 8/31/2020(g)	$17.94	0.04	5.12	5.16	(0.09)		(0.79)	(0.88)
Institutional Class
Six Months Ended 2/28/2025 (Unaudited)	$22.23	0.00 (e)	2.01	2.01	(0.00	)(e)	(2.80)	(2.80)
Year Ended 8/31/2024	$16.86	0.01	5.39	5.40	(0.03)		—	(0.03)
Year Ended 8/31/2023	$18.46	0.04	2.75	2.79	(0.06)		(4.33)	(4.39)
Year Ended 8/31/2022(h)	$20.41	0.05	(2.00)	(1.95)	—		—	—
Institutional 3 Class
Six Months Ended 2/28/2025 (Unaudited)	$22.33	0.02	2.00	2.02	(0.02)		(2.80)	(2.82)
Year Ended 8/31/2024	$16.93	0.03	5.42	5.45	(0.05)		—	(0.05)
Year Ended 8/31/2023	$18.52	0.06	2.76	2.82	(0.08)		(4.33)	(4.41)
Year Ended 8/31/2022	$27.69	0.06	(4.43)	(4.37)	(0.09)		(4.71)	(4.80)
Year Ended 8/31/2021(g)	$22.56	0.08	6.88	6.96	(0.11)		(1.72)	(1.83)
Year Ended 8/31/2020(g)	$18.20	0.12	5.19	5.31	(0.16)		(0.79)	(0.95)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b),(c)		Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2025 (Unaudited)	$20.86	8.30%	1.12%		0.71	%(d)	(0.12%)	19%	$79,584
Year Ended 8/31/2024	$21.72	31.82%	1.13%		0.71	%(d)	(0.14%)	45%	$78,652
Year Ended 8/31/2023	$16.48	20.51%	1.12%		0.65	%(d)	0.12%	48%	$63,805
Year Ended 8/31/2022	$18.13	(19.28%)	0.95	%(f)	0.70	%(f)	0.16%	42%	$56,024
Year Ended 8/31/2021(g)	$27.22	32.70%	0.84%		0.79%		(0.03%)	50%	$1,587
Year Ended 8/31/2020(g)	$22.22	29.85%	0.83%		0.79%		0.22%	71%	$687
Institutional Class
Six Months Ended 2/28/2025 (Unaudited)	$21.44	8.44%	0.94%		0.54	%(d)	0.04%	19%	$43,535
Year Ended 8/31/2024	$22.23	32.08%	0.94%		0.52	%(d)	0.03%	45%	$8,212
Year Ended 8/31/2023	$16.86	20.62%	0.98%		0.51	%(d)	0.26%	48%	$41,369
Year Ended 8/31/2022(h)	$18.46	(9.55%)	0.96%		0.51%		0.42%	42%	$85,728
Institutional 3 Class
Six Months Ended 2/28/2025 (Unaudited)	$21.53	8.45%	0.82%		0.42%		0.18%	19%	$85,866
Year Ended 8/31/2024	$22.33	32.24%	0.83%		0.41%		0.16%	45%	$160,223
Year Ended 8/31/2023	$16.93	20.78%	0.87%		0.40%		0.37%	48%	$115,941
Year Ended 8/31/2022	$18.52	(18.97%)	0.61	%(f)	0.40	%(f)	0.26%	42%	$68,507
Year Ended 8/31/2021(g)	$27.69	33.19%	0.43%		0.39%		0.36%	50%	$339,707
Year Ended 8/31/2020(g)	$22.56	30.40%	0.43%		0.39%		0.62%	71%	$268,706

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Growth Fund bears directly, the Growth Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Growth Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)

Total net expenses include the impact of certain fee waivers/expense reimbursements made by BMO Asset Management Corp, and certain of its affiliates, if applicable, for the account periods prior to the closing of the Reorganization, which occurred on January 21, 2022.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	Net investment income (loss) per share calculated using the average shares method.
(h)	Institutional Class shares commenced operations on January 26, 2022. Per share data and total return reflect activity from that date.

Exhibit B

Ownership of Target Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Target Fund as of August 31, 2025 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of such Target Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Target Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Target Fund shareholders.

Columbia Bond Fund

Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
AMERICAN ENTERPRISE INVESTMENT SVC 901 3RD AVE S MINNEAPOLIS MN 55402-3367	Class A	38.95%	N/A
	Class Inst	49.31%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	Class S	67.26%	N/A

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	20.01%	N/A

JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	5.56%	N/A

JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	25.05%	N/A

JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	7.26%	N/A

JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	20.03%	N/A

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	6.27%	N/A
	Class Inst	13.16%

MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	10.71%	28.58%
	Class Inst	7.10%
	Class Inst3	33.89%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	5.68%	N/A
	Class Inst2	96.95%
	Class S	24.22%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class S	6.94%	N/A

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Inst	10.92%	N/A

Columbia Integrated Large Cap Growth Fund

Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)

ASCENSUS TRUST COMPANY FBO SUBURBAN COLLECTION 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class Inst3	7.95%	N/A

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	Class A	18.02%	N/A
	Class Inst3	9.34%

EMPOWER TRUST FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class Inst3	5.46%	N/A

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	6.96%	N/A
	Class Inst	20.30%

MARIL & CO FBO C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N—ATTN: MF 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	Class Inst	6.92%	N/A

MATRIX TRUST COMPANY TRUSTEE FBO APPLE VALLEY FIRE PROTECTION DISTRICT 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Inst	21.82%	N/A

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	7.15%	36.21%
	Class Inst	12.61%
	Class Inst3	74.51%

STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class Inst	15.32%	N/A

Exhibit C

Comparison of Organizational Documents

This chart highlights material differences between the rights of shareholders of the Target Funds and the Acquiring Funds. A full summary of the terms of the Declarations of Trust and By-Laws of each of the Acquiring Funds and Target Funds is set forth in Appendix B to each Fund’s SAI, which is incorporated herein by reference.

Policy	Columbia Bond Fund	Columbia Integrated Large Cap Growth Fund	Acquiring Funds
Shareholder Voting Rights

At all meetings of shareholders, each shareholder of record is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act,

Any fractional share of a series or class shall carry proportionately all the rights and obligations of a whole share of that series or class, including rights with respect to voting.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the trust as may be required by the 1940 Act,

At all meetings of shareholders, each shareholder of record is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which

Policy	Columbia Bond Fund	Columbia Integrated Large Cap Growth Fund	Acquiring Funds

and (v) with respect to additional matters relating to the trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

There is no cumulative voting in the election of trustees.

the Declaration of Trust, the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

If authorized by the trustees, shareholders shall be entitled to vote cumulatively in the election of trustees.

shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

There is no cumulative voting in the election of trustees.

Shareholder Quorum

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

The presence in person or by proxy of 10% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 10% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Policy	Columbia Bond Fund	Columbia Integrated Large Cap Growth Fund	Acquiring Funds
Shareholder Demand Procedure – Shareholder Meetings	No corresponding provision.	If a meeting of shareholders has not been held during the immediately preceding fifteen (15) months for the purpose of electing trustees, a shareholder or shareholders holding three percent (3%) or more of the voting power of all shares entitled to vote may demand a meeting of shareholders for the purpose of electing trustees by written notice of demand given to the trustees.*	No corresponding provision.

Shareholder Demand Procedure – Direct Claims

A “direct” shareholder claim shall refer to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, shall be considered a “derivative” claim.

No shareholder shall have the right to bring or

		A “direct” shareholder claim shall refer to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Amended and Restated Declaration of Trust, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which an action is provided under the federal securities laws or by state statute. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, shall be considered a “derivative” claim as used herein.	A “direct” shareholder claim shall refer to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Amended and Restated Declaration of Trust, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which an action is provided under the federal securities laws or by state statute. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, shall be considered a

Policy	Columbia Bond Fund	Columbia Integrated Large Cap Growth Fund	Acquiring Funds
maintain a court action or other proceeding asserting a direct claim against the Trust, the trustees or officers predicated upon an express or implied right of action under the Amended and Restated Declaration of Trust or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the trustees. A request for authorization shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall describe the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the request. The trustees shall consider such request within 90 days of its receipt by the Trust. In their sole discretion, the trustees may submit the matter to a vote of shareholders of the Trust or series or class of Shares, as appropriate. Any decision by the trustees to settle or to authorize such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.

No shareholder shall have the right to bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the trustees or officers, if it is a derivative claim as described above.

“derivative” claim as used herein.

No shareholder shall have the right to bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the trustees or officers, if it is a derivative claim as described above.

Policy	Columbia Bond Fund	Columbia Integrated Large Cap Growth Fund	Acquiring Funds
Shareholder Demand Procedure – Derivative Claims	Prior to initiating any court action, proceeding, or claim on behalf of the Trust or any Series thereof, a shareholder must first submit a formal written demand to the trustees, requesting that the trustees pursue such action. This demand requirement shall only be excused if the shareholder can specifically demonstrate that irreparable injury to the Trust or Series would otherwise result. The demand must be addressed to the Secretary of the Trust at its principal office and must describe, in reasonable detail, the nature of the proposed action and the essential facts supporting it. Upon receipt, the trustees are required to consider the demand within 45 days. In their sole discretion, the trustees may elect to bring, maintain or settle such court action, or submit the matter to a vote of the shareholders. Any decision made by the trustees in this regard, in the exercise of their business judgment, shall be final and binding upon all shareholders.	Prior to initiating any court action, proceeding, or claim on behalf of the Trust or any Series thereof, a shareholder must first submit a formal written demand to the trustees, requesting that the trustees pursue such action. This demand requirement shall only be excused if the shareholder can specifically demonstrate that irreparable injury to the Trust or Series would otherwise result. The demand must be addressed to the Secretary of the Trust at its principal office and must describe, in reasonable detail, the nature of the proposed action and the essential facts supporting it. Upon receipt, the trustees are required to consider the demand within 45 days. In their sole discretion, the trustees may elect to bring, maintain or settle such court action, or submit the matter to a vote of the shareholders. Any decision made by the trustees in this regard, in the exercise of their business judgment, shall be final and binding upon all shareholders.	Prior to initiating any court action, proceeding, or claim on behalf of the Trust or any Series thereof, a shareholder must first submit a formal written demand to the trustees, requesting that the trustees pursue such action. This demand requirement shall only be excused if the shareholder can specifically demonstrate that irreparable injury to the Trust or Series would otherwise result. The demand must be addressed to the Secretary of the Trust at its principal office and must describe, in reasonable detail, the nature of the proposed action and the essential facts supporting it. Upon receipt, the trustees are required to consider the demand within 45 days. In their sole discretion, the trustees may elect to bring, maintain or settle such court action, or submit the matter to a vote of the shareholders. Any decision made by the trustees in this regard, in the exercise of their business judgment, shall be final and binding upon all shareholders.

*

Within thirty (30) days after receipt of such demand, the trustees shall call and give notice of a meeting of shareholders for the purpose of electing trustees. If the trustees shall fail to call such meeting or give notice thereof, then the shareholder or shareholders making the demand may call and give notice of such meeting at the expense of the trust. The trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee of the trust when requested to do so in writing by shareholders holding not less than ten percent (10%) of the shares then outstanding. If the trustees shall fail to call or give notice of any meeting of shareholders for a period of thirty (30) days after written application by shareholders holding at least ten percent (10%) of the shares then outstanding requesting that a meeting be called for any purpose requiring action by the shareholders as provided in the Declaration of Trust or the By-laws, then shareholders holding at least ten percent (10%) of the shares then outstanding may call and give notice of such meeting.

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED SEPTEMBER 22, 2025

STATEMENT OF ADDITIONAL INFORMATION

October 22, 2025

This Statement of Additional Information (the “SAI”) relates to the following reorganizations (each, a “Reorganization” and together, the “Reorganizations”):

1.	Reorganization of Columbia Bond Fund (a “Target Fund”), a series of Columbia Funds Series Trust I into Columbia Core Bond ETF (an “Acquiring Fund”), a series of Columbia ETF Trust I (the “Acquiring Company”).

2.	Reorganization of Columbia Integrated Large Cap Growth Fund (a “Target Fund”), a series of Columbia Funds Series Trust II into Columbia Large Cap Growth ETF (an “Acquiring Fund”), a series of the Acquiring Company.

This SAI contains information which may be of interest to shareholders of the Target Funds, but which is not included in the combined Information Statement/Prospectus dated October 22, 2025 (the “Combined Information Statement/Prospectus”) which relates to the Reorganizations.

This SAI is not a prospectus and should be read in conjunction with the Combined Information Statement/Prospectus. As described in the Combined Information Statement/Prospectus, the Reorganizations would involve: (i) the acquisition of the assets and assumption of the liabilities and obligations of each Target Fund by the corresponding Acquiring Fund in exchange for shares of such Acquiring Fund (“Acquisition Shares”) of equal value to the net assets of the applicable Target Fund being acquired (less the value of any cash delivered to the Target Fund for distribution to Target Fund shareholders in lieu of any fractional Acquisition Shares that would have otherwise been distributable to such shareholders); (ii) the pro rata distribution of such shares to the shareholders of the applicable Target Fund, with cash distributed in lieu of fractional Acquisition Shares and (iii) the complete liquidation and dissolution of each Target Fund, all upon the terms and conditions set forth in the Agreement and Plan of Reorganization. The Combined Information Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge at columbiathreadneedleus.com, by calling toll-free 800.426.3750, or by writing to Columbia Funds, 290 Congress Street, Boston, Massachusetts 02210.

1

ADDITIONAL INFORMATION ABOUT EACH ACQUIRING FUND

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this SAI by reference:

Columbia Bond Fund (SEC File nos. 002-99356 and 811-04367)

•	the Statement of Additional Information of Columbia Bond Fund, dated September 1, 2025, as supplemented to date;

•	the audited financial statements included in the Form N-CSR filing of Columbia Bond Fund for the fiscal year ended April 30, 2025;

Columbia Integrated Large Cap Growth Fund (SEC File nos. 333-131683 and 811-21852)

•	the Statement of Additional Information of Columbia Integrated Large Cap Growth Fund, dated January 1, 2025, as supplemented to date;

•	the audited financial statements included in the Form N-CSR filing of Columbia Integrated Large Cap Growth Fund for the fiscal year ended August 31, 2024;

•	the unaudited financial statements included in the Form N-CSRS filing of Columbia Integrated Large Cap Growth Fund for the six-month period ended February 28, 2025;

Columbia Core Bond ETF (SEC File nos. 333-209996 and 811-22736)

•	the Statement of Additional Information of Columbia Core Bond ETF, dated September 15, 2025;

Columbia Large Cap Growth ETF (SEC File nos. 333-209996 and 811-22736)

•	the Statement of Additional Information of Columbia Large Cap Growth ETF, dated September 15, 2025;

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of trustees of the Acquiring Company (the “Board”), including the trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of the Board, has selected PricewaterhouseCoopers LLP (“PwC”), located at 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402, to act as the independent registered public accounting firm for each Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various SEC filings.

The audited financial statements of Columbia Bond Fund filed on Form N-CSR for the fiscal year ending April 30, 2025 are incorporated by reference into this SAI and have been so included and incorporated in reliance upon the reports of PwC, given their authority as experts in auditing and accounting.

The audited financial statements of Columbia Integrated Large Cap Growth Fund filed on Form N-CSR for the fiscal year ending August 31, 2024 are incorporated by reference into this SAI and have been so included and incorporated in reliance upon the reports of PwC, given their authority as experts in auditing and accounting. The unaudited financial statements of Columbia Integrated Large Cap Growth Fund filed on Form N-CSRS for the six months ended February 28, 2025 are also incorporated by reference into this SAI.

Each Acquiring Fund is a newly-formed “shell” that has not yet commenced operations and has not published financial information in a Form N-CSR filing. Each Acquiring Fund is expected to commence operations upon consummation of the Reorganizations and continue the operations of the corresponding Target Fund. Each Target Fund shall be the accounting and performance survivor in the Reorganizations, and each Acquiring Fund, as the corporate survivor in the Reorganizations, shall adopt the accounting and performance history of the corresponding Target Fund.

1

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of each Target Fund and the respective Acquiring Fund, and the fees and expenses of each Acquiring Fund on a pro forma basis after giving effect to the applicable Reorganization, is included in the “Section A—The Reorganizations—Summary—Fees and Expenses” section of the Combined Information Statement/Prospectus.

Each Acquiring Fund will have identical investment objectives and investment strategies, and substantially similar fundamental investment policies as those of the corresponding Target Fund. Each Reorganization will therefore not result in a material change to the applicable Target Fund’s investment portfolio due to the investment restrictions of the corresponding Acquiring Fund. As a result, schedules of investments of the Target Funds modified to show the effects of the Reorganizations are not required and are not included. Notwithstanding the foregoing, changes may be made to a Target Fund’s portfolio in advance of its Reorganization as described in the Combined Information Statement/Prospectus. There are no material differences in the accounting policies of the Target Funds as compared to those of the Acquiring Funds.

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COLUMBIA ETF TRUST I

PART C

OTHER INFORMATION

PART C. OTHER INFORMATION

Item 15. — Indemnification

Article Five of the Bylaws of Registrant provides that Registrant shall indemnify each of its trustees and officers (including persons who serve at Registrant’s request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to Registrant or any affiliated person thereof and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to Registrant or any affiliated person thereof, and each of its other trustees and officers (including persons who serve at Registrant’s request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) (i.e., those who are employees or officers of any investment adviser to Registrant or any affiliated person thereof) (Covered Persons) to the fullest extent authorized by applicable law against all liabilities and expenses in connection with the defense or disposition of any proceeding in which such Covered Person may be or may have been involved or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee or officer or by reason of his or her being or having been such a Covered Person, all as more fully set forth in the Registrant’s Bylaws, which have been filed as an exhibit to this registration statement.

Section 17(h) of the Investment Company Act of 1940 (the 1940 Act) provides that no instrument pursuant to which Registrant is organized or administered shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant’s Declaration of Trust provides that nothing in the Declaration of Trust shall protect any trustee or officer against any liabilities to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position with or on behalf of the Registrant and the Registrant’s Bylaws provides that no indemnification will be made in violation of the provisions of the 1940 Act.

The Registrant may be party to other contracts that include indemnification provisions for the benefit of the Registrant’s trustees and officers.

The trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser are insured under an errors and omissions liability insurance policy. Registrant’s investment adviser, Columbia Management Investment Advisers, LLC, maintains investment advisory professional liability insurance to insure it, for the benefit of Registrant and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to Registrant or any series of Registrant by Columbia Management Investment Advisers, LLC.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the 1933 Act) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission (SEC), such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.

Item 16.	Exhibits

(1)	(a)(i) Declaration of Trust, effective June 8, 2012, is incorporated by reference to the Initial Registration Statement of the Registrant on Form N-1A (Exhibit (a)), filed on August 16, 2012.

(1)	(a)(ii) Amended and Restated Declaration of Trust, effective April 16, 2016, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(2)), filed on May 31, 2016.

(1)	(a)(iii) Amendment No. 1 to the Agreement and Declaration of Trust, dated November 14, 2017, is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(3)), filed on February 28, 2018.

(1)	(a)(iv) Amendment No. 2 to the Agreement and Declaration of Trust, dated June 19, 2018, is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(4)), filed on July 17, 2018.

(1)	(a)(v) Amendment No. 3 to the Agreement and Declaration of Trust, dated June 19, 2019 is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(5)), filed on July 26, 2019.

(1)	(a)(vi) Amendment No. 4 to the Agreement and Declaration of Trust, dated October 9, 2020, is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(6)), filed on February 25, 2021.

(1)	(a)(vii) Amendment No. 5 to the Agreement and Declaration of Trust, dated July 19, 2021, is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(7)), filed on September 17, 2021.

(1)	(a)(viii) Amendment No. 6 to the Agreement and Declaration of Trust, dated September 16, 2021, is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(8)), filed on September 17, 2021.

(1)	(a)(ix) Amendment No. 7 to the Agreement and Declaration of Trust, dated March 11, 2022, is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(9)), filed on March 18, 2022.

(1)	(a)(x) Amendment No. 8 to the Agreement and Declaration of Trust, dated October 14, 2022, is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(10)), filed on December 12, 2022.

(1)	(a)(xi) Amendment No. 9 to the Agreement and Declaration of Trust, dated March 10, 2023, is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(11)), filed on March 31, 2023.

(1)	(a)(xii) Amendment No. 10 to the Agreement and Declaration of Trust, dated June 27, 2024, is incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(12)), filed on August 20, 2024.

(1)	(a)(xiii) Amendment No. 11 to the Agreement and Declaration of Trust, dated September 27, 2024, is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(13)), filed on December 19, 2024.

(1)	(a)(xiv) Amendment No. 12 to the Agreement and Declaration of Trust, dated February 28, 2025, is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of the Registrant on Form N-1A (Exhibit (a)(14)), filed on April 24, 2025.

(2)	By-Laws, as amended October 2, 2020, are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement of the Registrant on Form N-1A (Exhibit (b)), filed on February 25, 2021.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization is filed herewith.

(5)	Articles III and V of the Registrant’s Amended and Restated Declaration of Trust dated April 15, 2016 define the rights of holders of securities being registered.

(6)	(a)(i) Investment Management Services Agreement between Columbia Management Investment Advisers, LLC and the Registrant, dated April 19, 2016, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (Exhibit (d)(1)), filed on May 31, 2016.

(6)	(a)(ii) Schedule A, dated September 5, 2025, to the Investment Management Services Agreement between Columbia Management Investment Advisers, LLC and the Registrant, dated April 19, 2016, is incorporated by reference to Post-Effective Amendment No. 45 of the Registration Statement on Form N-1A (Exhibit (d)(1)(i)), filed on September 12, 2025.

(7)	(a)(i) Distribution Agreement by and between the Registrant and ALPS Distributors, Inc., dated April 16, 2018 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (Exhibit (e)(1)), filed on July 17, 2018.

(7)	(a)(ii) Amendment No. 1, dated June 20, 2018, to Distribution Agreement, dated April 16, 2018, by and between the Registrant and ALPS Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (Exhibit (e)(1)(i)), filed on July 17, 2018.

(7)	(a)(iii) Amendment No. 2, dated June 21, 2019, to Distribution Agreement, dated April 16, 2018, by and between the Registrant and ALPS Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement of the Registrant on Form N-1A (Exhibit (e)(1)(ii)), filed on July 26, 2019.

(7)	(a)(iv) Amendment No. 3, dated March 26, 2020, to Distribution Agreement, dated April 16, 2018, by and between the Registrant and ALPS Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement of the Registrant on Form N-1A (Exhibit (e)(1)(iii)), filed on February 25, 2021.

(7)	(a)(v) Amendment No. 4, dated September 16, 2021, to Distribution Agreement, dated April 16, 2018, by and between the Registrant and ALPS Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement of the Registrant on Form N-1A (Exhibit (e)(1)(iv)), filed on September 17, 2021.

(7)	(a)(vi) Amendment No. 5, dated March 11, 2022, to Distribution Agreement, dated April 16, 2018, by and between the Registrant and ALPS Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement of the Registrant on Form N-1A (Exhibit (e)(1)(v)), filed on March 18, 2022.

(7)	(a)(vii) Amendment No. 6, dated October 14, 2022, to Distribution Agreement, dated April 16, 2018, by and between the Registrant and ALPS Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement of the Registrant on Form N-1A (Exhibit (e)(1)(vi)), filed on February 28, 2023.

(7)	(a)(viii) Amendment No. 7, dated December 15, 2022, to Distribution Agreement, dated April 16, 2018, by and between the Registrant and ALPS Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of the Registrant on Form N-1A (Exhibit (e)(1)(vii)), filed on March 31, 2023.

(7)	(a)(ix) Amendment No. 8, dated June 1, 2024, to Distribution Agreement, dated April 16, 2018, by and between the Registrant and ALPS Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement of the Registrant on Form N-1A (Exhibit (e)(1)(viii)), filed on May 30, 2024.

(7)	(a)(x) Amendment No. 9, dated June 27, 2024, to Distribution Agreement, dated April 16, 2018, by and between the Registrant and ALPS Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of the Registrant on Form N-1A (Exhibit (e)(1)(ix)), filed on August 20, 2024.

(7)	(a)(xi) Amendment No. 10, dated February 28, 2025, to Distribution Agreement, dated April 16, 2018, by and between the Registrant and ALPS Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of the Registrant on Form N-1A (Exhibit (e)(1)(x)), filed on April 24, 2025.

(8)	Deferred Compensation Plan adopted as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement of the Registrant on Form N-1A (Exhibit (f)), filed on February 25, 2021.

(9)	Form of Custody Agreement between State Street Bank and Trust Company, Columbia ETF Trust II and the Registrant, is incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement of the Registrant on Form N-1A (Exhibit (g)(3)), filed on September 12, 2025

(10)	Not applicable.

(11)	Opinion and consent of Ropes & Gray LLP as to the legality of the securities being registered is filed herewith.

(12)	Opinion and consent of Ropes & Gray LLP supporting the tax matters discussed in the Combined Information Statement/Prospectus is to be filed by amendment.

(13)	(a) Form of Transfer Agency and Services Agreement between State Street Bank and Trust Company, Columbia ETF Trust II and the Registrant, is incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement of the Registrant on Form N-1A (Exhibit (h)(13)), filed on September 12, 2025.

(13)	(b) Form of Administration Agreement between State Street Bank and Trust Company, Columbia ETF Trust II and the Registrant, is incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement of the Registrant on Form N-1A (Exhibit (h)(12)), filed on September 12, 2025

(13)	(c) Amended and Restated Credit Agreement, as of October 24, 2024, is incorporated by reference to Post-Effective Amendment No. 95 to the Registration Statement of the Registrant on Form N-1A (Exhibit (h)(8)), filed on November 13, 2024.

(13)	(d)(i) Code of Ethics of Columbia Funds Board adopted under Rule 17j-1, effective March 2019, is incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement of Columbia Funds Variable Series Trust on Form N-1A (Exhibit (p)(1)), filed on April 26, 2019.

(13)	(d)(ii) Columbia Threadneedle Investments Global Personal Account Dealing and Code of Ethics, effective December 2024, is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement of the Registrant on Form N-1A (Exhibit (p)(2)), filed on December 19, 2024.

(13)	(e) Form of Indemnification Agreement is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Columbia Acorn Trust of Form N-1A (Exhibit (h)(8)), filed on July 18, 2025.

(13)	(f) Initial Capital Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (Exhibit (l)), filed on May 31, 2016.

(14)	(a) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) with respect to Columbia Bond Fund is filed herewith.

(14)	(b) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) with respect to Columbia Integrated Large Cap Growth Fund is filed herewith.

(15)	Not applicable.

(16)	Trustees’ Power of Attorney to sign this Registration Statement and all amendments hereto is filed herewith.

(17)	Not applicable.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

EXHIBIT INDEX

Exhibit No.	Description
(4)	Agreement and Plan of Reorganization

(11)	Opinion and consent of Ropes & Gray LLP as to the legality of the securities being registered

(14)(a)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) with respect to Columbia Bond Fund

(14)(b)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) with respect to Columbia Integrated Large Cap Growth Fund

(16)	Trustees’ Power of Attorney to sign this Registration Statement and all amendments hereto

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, COLUMBIA ETF TRUST I, by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 22nd day of September, 2025.

COLUMBIA ETF TRUST I

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 22nd day of September, 2025.

Signature	Capacity	Signature	Capacity

/s/ Michael G. Clarke	President (Principal Executive Officer)	/s/ Brian J. Gallagher*	Trustee
Michael G. Clarke		Brian J. Gallagher

/s/ Charles Chiesa	Chief Financial Officer and Principal Financial Officer	/s/ Douglas A. Hacker*	Trustee
Charles Chiesa		Douglas A. Hacker

/s/ Marybeth Pilat Marybeth Pilat	Treasurer, Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer	/s/ Ryan C. Larrenaga Ryan C. Larrenaga	Trustee

/s/ Pamela G. Carlton*	Chair of the Board	/s/ Nancy T. Lukitsh*	Trustee
Pamela G. Carlton		Nancy T. Lukitsh

/s/ George S. Batejan*	Trustee	/s/ Jeninne C. McGee*	Trustee
George S. Batejan		Jeninne C. McGee

/s/ Kathleen A. Blatz*	Trustee	/s/ David M. Moffett*	Trustee
Kathleen A. Blatz		David M. Moffett

/s/ Janet Langford Carrig*	Trustee	/s/ Catherine James Paglia*	Trustee
Janet Langford Carrig		Catherine James Paglia

/s/ J. Kevin Connaughton*	Trustee	/s/ Natalie A. Trunow*	Trustee
J. Kevin Connaughton		Natalie A. Trunow

/s/ Olive M. Darragh*	Trustee	/s/ Sandra L. Yeager*	Trustee
Olive M. Darragh		Sandra L. Yeager

/s/ Patricia M. Flynn*	Trustee
Patricia M. Flynn

*	By:	/s/ Ryan C. Larrenaga
	Name:	Ryan C. Larrenaga**
Attorney-in-fact

**

Executed by Ryan C. Larrenaga on behalf of each applicable Trustee pursuant to a Power of Attorney incorporated by reference to the Registration Statement of the Registrant on Form N-14, filed herewith.

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